                                                                EXHIBIT 10.23
                                                                -------------




                              SETTLEMENT AGREEMENT



                                    between



                       LONE STAR INDUSTRIES, INC., et al.

                       DEBTORS AND DEBTORS-IN-POSSESSION



                                      and



                  THE OFFICIAL COMMITTEE OF RETIRED EMPLOYEES

                     OF LONE STAR INDUSTRIES, INC., et al.

                               Table of Contents



Section                                                  Page
       Preamble                                            1

 1.0.  Definitions                                         5

 2.0.  Continuation of Existing Plans                     12

 3.0.  Establishment of VEBA and New Plans                12

 4.0.  Tax Matters                                        13

 5.0.  Set-Up Expenses                                    15

 6.0.  Quarterly Contributions to the VEBA                15

 7.0.  Claim                                              19

 8.0.  Adjustments                                        20

 8A.   Adjustment for Certain Post 1992 Retirees          21

 8B.   Post Effective Date Changes in Benefits            23

 8C.   Accuracy of Data                                   24

 8D.   Health Care Reform                                 25

 8E.   Clawback                                           30

 8F.   Early Termination                                  34

 8G.   Illegality                                         35

9.0.   Allocation of Participant Premiums                 38

10.0.  Acceleration of VEBA Contributions                 39

10.A.  Events of Acceleration                             39

10.B.  Default Interest                                   41

10.C.  Credit Rating Event of Default                     43

10.D.  Remedies                                           45

                                    Page ii


          Section                                                   Page
          11.0.   Material Adverse Change                            48

          12.0.  Settlement of Claims for Past, Present or Future
                 Benefits From Existing Plans                        49

          13.0.  Dispute Resolution                                  50

          14.0.  Cooperation of the Parties                          51

          15.0.  Audits                                              53

          16.0.  Conditions Precedent to Effectiveness
                 of Agreement                                        54

          17.0.  Indemnifications and Liabilities                    55

          18.0.  Miscellaneous                                       56

          19.0.  The Trustees                                        59

          20.0   Amendments                                          60

          21.0.  Successors and Assigns                              60

          22.0.  Collateral                                          61

                 Appendix A   Quarterly Contribution Schedule

                 Exhibit 1    Existing Plans

                 Exhibit 2    Wyatt Valuation

                 Exhibit 3    Lone Star's letter describing Post Effective
                              Date Reductions in Certain Future Benefits

                 Exhibit 4    Health Care Reform Example

                 Exhibit 5    Schedule of Salaried Retirees Participating in
                              Existing Plans

                              SETTLEMENT AGREEMENT



          This Settlement Agreement is made and entered into as of this 4th day of February, 1994, by and among Lone Star Industries, Inc., debtor and debtor-in-possession, and its related debtors and debtors-in-possession in Case Nos. 90B21276 to 90B21286, 90B21334, and 90B21335 (collectively, the
"Debtors") and the Official Committee of Retired Employees (the "Committee") which was appointed by the Bankruptcy Court in the Debtors' Chapter 11 cases, pursuant to an Order entered in accordance with Section 1114 of Title 11, United States Code (the "Bankruptcy Code"), to act as the authorized representative of the Debtors' Salaried Retirees -- i.e., those nonunion employees who had retired prior to the Effective Date of the Debtors' Plan of Reorganization dated November 5, 1993 (the "Plan"), and who were participants in the Debtors' retiree health, Medicare Part B premium reimbursement and death benefit plans ("Existing Plans") in effect on December 10, 1990 (the "Petition Date").

          WHEREAS, after the Petition Date, the Debtors have continued to provide unreduced retiree health, Medicare Part B premium reimbursement and death benefits with respect to Salaried Retirees under the Existing Plans;

         WHEREAS, the Debtors maintain that their liability under the Existing Plans is a significant cost to the Debtors' estates and that their various agreements with the Official Committee of Unsecured Creditors and other creditor constituencies regarding distributions under the Plan are predicated upon a reduction of retiree benefits;

         WHEREAS, in January 1992, the Debtors filed an application with the Bankruptcy Court seeking the appointment of a committee of retired employees to serve as the authorized representative of the Salaried Retirees to commence negotiations regarding modifications to retiree benefits pursuant to Section 1114(f) of the Bankruptcy Code;

         WHEREAS, the Bankruptcy Court, by orders dated March
17, 1992 and July 17, 1992, appointed the Committee to serve as the authorized representatives of the Salaried Retirees;

         WHEREAS, in November 1992, the Debtors presented a proposal to the Committee containing modifications to retiree benefits of the Salaried Retirees under a newly devised retiree benefits program;

         WHEREAS, in April 1993 the Committee responded in writing to the Debtors' proposal and challenged many of the computations, statements and conclusions contained in the Debtors' proposal while setting forth a counterproposal for the treatment of the Debtors' retiree benefits;

          WHEREAS, although the Debtors rejected the counterproposal, negotiations between the Committee and the Debtors have continued, in good faith, in an attempt to reach a mutually satisfactory treatment of the Debtors' retiree benefit obligations;

          WHEREAS, during these negotiations, the Debtors contended that they had reserved the right to amend or terminate at any time the Existing Plans for most Salaried Retirees who retired after June 30, 1983. Moreover, the Debtors argued that these Post-1983 Salaried Retirees do not have claims against the Debtors' estates because they have no underlying legal or contractual right to continued receipt of retiree benefits from the Debtors;

          WHEREAS, during these negotiations, the Committee contended that under Sections 1114 and 1129(a)(13) of the Bankruptcy Code, the Salaried Retirees had vested rights in the health, Medicare Part B premium reimbursements and life insurance benefits under the Existing Plans and that a threshold question of whether a modification is "necessary" would have to be decided under Section 1114 before the Existing Plans for any Salaried Retirees could be terminated or otherwise modified. And, during these negotiations, the Committee argued that such modifications would not be necessary and thus impermissible under Section 1114 and that, in any event, all of the Salaried Retirees had claims against the Debtors' estates for the value of the lifetime retiree benefits to which they were entitled and would not receive if those retiree benefits were terminated or modified by the Debtors;

          WHEREAS, the Debtors and the Committee desire to settle in full their dispute, any pending claims, and any claims or causes of action that could or might be made or filed in the future in any court, under either bankruptcy law, non-bankruptcy law, contract, or otherwise concerning either unpaid retiree benefits based on or arising from an alleged right to future retiree benefits or benefits not paid as a result of changes, adjustments, or modifications in benefits arising from this Agreement; and

          WHEREAS, the Debtors and the Committee believe that the settlement set forth in this Agreement is in the best interests of the Debtors' estates and the Salaried Retirees.
The Debtors recognize that the failure to resolve consensually the issues addressed in this Agreement will be costly, burdensome, and may delay the Debtors' scheduled emergence from Chapter 11. Likewise, while the Committee might succeed in challenging the Debtors' right to amend or terminate the existing benefit plans, and/or in asserting claims for unpaid retiree benefits, the many legal, practical, and economic obstacles to success on these issues are recognized by the Committee and, furthermore, the Salaried Retirees stand, both collectively and individually, to receive benefits that are both more valuable (taking into account any claims that might be alleged) and more certain than they would likely receive if a settlement were not reached and any litigation and the Existing Plans were simply allowed to go forward.

          NOW, THEREFORE, the Debtors and the Committee do hereby agree fully and finally to resolve any and all rights and/or claims of the Salaried Retirees to continued receipt of health, Medicare Part B premium reimbursement and death benefits from the Debtors; and, as an essential part of the consideration of this Agreement, unconditionally and irrevocably to resolve any and all claims or causes of action for unpaid retiree benefits that have been asserted or could be asserted in any court against the Debtors by the Salaried Retirees.
Accordingly, the parties agree as follows:

          1.0. Definitions. As used in this Agreement, the capitalized terms below shall have the following meanings, unless otherwise provided:

          1.1. "Acceleration Date" means the date of the occurrence of an Event of Acceleration.

          1.2. "Agreement" means this Settlement Agreement, as may be amended from time to time as provided in Section 20 herein.

          1.3. "Asset Proceeds Notes" has the same meaning as that in the Plan.

          1.4. "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended.

          1.5.  "Bankruptcy Court" means the United States
Bankruptcy Court for the Southern District of New York or such court as may have jurisdiction over the matter involved.

          1.6. "Business Day" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy
Rule 9006(a)).

          1.7.  "Claim" means the $8.2 million general
unsecured Class 4B (as defined in the Plan) claim granted to the Salaried Retirees by the Debtors pursuant to Section 7.1.

          1.8. "Clawback" means Reorganized Lone Star's termination of quarterly contributions to the VEBA and provision of benefits under the Existing Plans to the Participants in the New Plans immediately preceding the Clawback Date, pursuant to
Section 8E.

          1.9. "Clawback Date" means the effective date of Reorganized Lone Star's Clawback, which date must be at least
90, but no more than 360, days after the delivery of the Clawback Notice.

          1.10. "Clawback Notice" means Reorganized Lone
Star's advance written notice of a Clawback, as provided in Section 8E.

          1.11. "Code" means the Internal Revenue Code of 1986, as amended.

          1.12. "Collectively Bargained Exemption" means an exemption from the account limits of Section 419A of the Code by reason of Section 419A(f)(5)(A) of the Code relating to funds maintained under collective bargaining agreements.

          1.13. "Committee" means the Official Committee of Retired Employees of Lone Star Industries, Inc. and its related debtors and debtors-in-possession.

          1.14. "Contribution Interruption" is defined in Section 8G.1.

          1.15. "Contribution Interruption Notice" means the advance written notice to the Trustees of a Contribution Interruption as provided in Section 8G.1.

          1.16. "Credit Rating Event of Default" means a default by Reorganized Lone Star under Section 10C for failure to meet certain rating requirements for its outstanding debt, as set forth in Section 10C.

          1.17. "DOL" means the Department of Labor.

          1.18. "Debtors" means, collectively, Lone Star Industries, Inc. and its related debtors and debtors-in-possession.

          1.19. "Disclosure Statement" means the Debtors' Amended Disclosure Statement filed and approved by the Bankruptcy Court on November 5, 1993.

          1.20. "Effective Date" has the same meaning as that in the Plan.

          1.21. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          1.22. "Event of Acceleration" means an event with respect to Reorganized Lone Star as described in Section 10.A.

          1.23. "Existing Plans" means the Debtors' health, Medicare Part B premium reimbursement and life insurance plans for Salaried Retirees as in effect on December 10, 1990. Copies of the Existing Plans are attached hereto as Exhibit 1.

          1.24. "Health Care Legislation" means the laws and regulations described in Section 8D.1.

          1.25. "IRS" means the Internal Revenue Service.

          1.26. "Increased Health Care Costs" is defined in Section 8D.2.

          1.27. "Lone Star" means Lone Star Industries, Inc., a Delaware corporation, and means such corporation either as debtor or debtor and debtor-in-possession and/or Reorganized Lone Star, depending on the context of the use therefore.

          1.28. "Material Adverse Change" means an amendment, modification or change in the Plan from the terms existing under the Plan as of the date of this Agreement which adversely affects the interests of the Salaried Retirees under the Plan as a result of changes in structure, or the form or amount of recoveries to the Debtors' creditors and equity holders.

          1.29. "New Plans" means the welfare benefit plan or plans, including any amendments thereto, that the Committee or the Trustees cause to be established, from time to time, for Salaried Retirees on or after the VEBA Effective Date.

          1.30. "Participant" means, at a given time, an individual participating in the Existing Plans or New Plans, as the case may be.

          1.31. "Petition Date" means December 10, 1990.

          1.32. "Plan" means the Debtor's Modified Amended Consolidated Plan of Reorganization filed with the Bankruptcy Court on November 5, 1993.

          1.33. "Post-1983 Retirees" means those Salaried Retirees listed as participants in the Existing Plans designated as Branches 911, 610, 609(b) and 815(b) in the Wyatt Valuation.

          1.34. "Released Parties" means, collectively, the Debtors, Reorganized Lone Star, Reorganized Debtors, the Existing Plans and underlying trusts, all fiduciaries thereof, and their officers, directors, agents, shareholders, related companies or entities, successors and assigns.

          1.35. "Reorganized Debtors" has the same meaning as that in the Plan.

          1.36. "Reorganized Lone Star" has the same meaning as that in the Plan.

          1.37. "Retiree Benefits" means such health, Medicare Part B premium reimbursements, death and other welfare benefits as may from time to time be provided under the New Plans.

          1.38. "Salaried Retirees" means the Debtors' nonunion employees who have or will retire prior to the Effective Date and who are Participants in the Existing Plans immediately preceding the Effective Date.

          1.39. "Securities" means the Lone Star debt instruments and Reorganized Lone Star common stock to be issued with respect to the Claim.

          1.40. "Senior Debt" means all indebtedness of Reorganized Lone
Star or the Reorganized Debtors for borrowed money or guarantees of any such indebtedness or obligation outstanding at any time except indebtedness that by its terms is subordinate or junior in right of payment to any other indebtedness or obligation of Reorganized Lone Star or the Reorganized Debtors.

          1.41. "Senior Notes" has the same meaning as that in the Plan.

          1.42. "Subordinated Debt" means all indebtedness of Reorganized Lone Star or the Reorganized Debtors for borrowed money or guarantees of any such indebtedness or obligation outstanding at any time that by its term is subordinate or junior in right of payment to any other indebtedness or obligation of Reorganized Lone Star or the Reorganized Debtors.

          1.43. "Transfer Date" means any date selected by the Trustees which is on or after the earlier of: (i) January 1, 2033, or (ii) the January 1st following the year in which there are fewer than 150 Participants in the New Plans, in accordance with Section 8F.

          1.44. "Trustees" means the trustee and/or trustees of the VEBA, which the Committee causes to be appointed prior to the VEBA Effective Date, and any successors.

          1.45. "VEBA" means a trust that the Committee causes to be created and that is intended to qualify and be maintained as a voluntary employees' beneficiary association under Section 501(c) (9) of the Code.

          1.46. "VEBA Effective Date" means the earlier of: (i) the date which is four months after the date this Agreement is executed by Lone Star and the Committee, and (ii) the date the Trustees reasonably determine all steps necessary to establish the New Plans, the VEBA and all other activities necessary to operate and administer the New Plans have occurred; provided, however, the VEBA Effective Date shall not be earlier than the Effective Date.

          1.47. "VEBA Savings" is defined in Section 8D.2.

          1.48. "Wyatt Valuation" means the January 1, 1993 valuation prepared by the Debtor's actuary, The Wyatt Company, showing the present value of all benefits under the Existing Plans for Salaried Retirees retiring before January 1, 1993 of $57,316,000. (The Wyatt Valuation is attached hereto as
Exhibit 2.)

      2.0.  Continuation Of Existing Plans
            ------------------------------

          2.1.  Until the VEBA Effective Date, the Salaried
Retirees and their spouses and dependents shall continue to participate in the Existing Plans, pursuant to the eligibility, coverage, and other provisions of those plans in effect on December 10, 1990. Coverage under the Existing Plans shall cease as of the VEBA Effective Date; provided, however, that all expenses incurred with respect to a hospital stay that began prior to the VEBA Effective Date shall be covered by the Existing Plans, including expenses that were incurred after the VEBA Effective Date with respect to such hospital stay. The VEBA and the New Plans shall have no responsibility or liability for any benefits required to be provided under the Existing Plans under this Agreement.

          2.2. On the VEBA Effective Date, all Participants in the Existing Plans immediately prior to the Effective Date shall become Participants in the New Plans in accordance with the terms and conditions of the New Plans, the VEBA and this Agreement.

      3.0.  ESTABLISHMENT OF VEBA AND NEW PLANS
            -----------------------------------

          3.1. As soon as practical after this Agreement is fully executed, the Committee shall cause the creation of the VEBA, the appointment of Trustees for the VEBA, and the establishment of New Plans pursuant to which the VEBA will provide Retiree Benefits to the Salaried Retirees and their eligible spouses and dependents.

          3.2. The initial terms and conditions of the New Plans shall be determined by the Committee in its sole discretion. After the VEBA Effective Date, the New Plans may be amended, terminated and/or replaced in the sole discretion of the Trustees (or such other persons as are appointed under the terms of the VEBA), subject to the terms of the VEBA. The VEBA shall be "administrator" and "plan sponsor" of the New Plans under ERISA Section 3(16)(A) and (B). The VEBA shall be responsible for complying with all reporting and disclosure requirements under ERISA and the Code. The VEBA and the New Plans shall have no responsibility or liability for benefits that are not provided under the terms of the New Plans.

          3.3. Except as otherwise provided in this Agreement, Lone Star shall have no authority, control, responsibilities, duties, or liabilities whatsoever with respect to the New Plan.

      4.0. Tax Matters
           -----------

          4.1. As soon as practical following the establishment of the VEBA, the Committee shall cause an application to be made to the IRS for a dtermination that the VEBA is tax-exempt under Code 501(c)(9) and a private letter ruling that the VEBA qualifies for a Collectively Bargained Exemption. The Committee shall take such actions as are reasonably necessary to obtain such favorable IRS determination and ruling; provided, however, that the establishment and operation of the New Plans and the VEBA and the obligation of Lone Star to make contributions and to transfer cash and other property pursuant to the Claim shall not be conditioned on receiving such determination and/or ruling. The Committee shall not be required to take any action to secure such favorable determination and/or ruling that the Committee determines, in its discretion, would adversely affect the New Plans or the VEBA. Lone Star shall pay all reasonable expenses, upon receipt of invoices, incurred by the Committee with respect to requesting such IRS determination and ruling.

                 4.2. Commencing with the VEBA Effective Date, the Trustees shall use their reasonable efforts to take such actions and make such changes to the New Plans and the VEBA as Reorganized Lone Star may, from time to time, reasonably request in writing to the Trustees to preserve or enhance Reorganized Lone Star's federal income tax deduction for contributions to the VEBA; provided, however, that the Trustees determine, in their sole discretion, that such actions and changes do not adversely affect the New Plans or the VEBA. Reorganized Lone Star shall pay all reasonable costs and expenses incurred by the Trustees and the VEBA in analyzing and implementing such actions and changes.

       5.0.  SET-UP EXPENSES
             ----------------

                5.1. Debtor shall pay all reasonable expenses ("set-up expenses") that the Committee and Trustees may incur prior to the Effective Date in establishing the VEBA and the New Plans and communicating the terms, conditions and elections applicable to the New Plans and this Agreement to all Salaried Retirees and their spouses and dependents. Reorganized Lone Star also shall pay, promptly upon receipt of invoices therefor, all reasonable set-up expenses incurred by the Committee and Trustees on or after the Effective Date up to $160,000. The Committee and Trustees shall provide Reorganized Lone Star with documentation supporting all set-up expenses incurred after the Effective Date.

       6.0.  QUARTERLY CONTRIBUTIONS TO THE VEBA
             ------------------------------------

                 6.1.   Unless otherwise provided in this
Agreement, Reorganized Lone Star shall pay, or cause to be paid, to the VEBA quarterly contributions in the amounts set forth on Appendix A hereto. Payments shall be made on the VEBA Effective Date and on the first Business Day of each calendar quarter thereafter. Notwithstanding the above, no payments shall be made with respect to a calendar quarter ending prior to the VEBA Effective Date. If the VEBA Effective Date does not occur on the first day of a calendar quarter, the contribution for such quarter shall equal the applicable contribution on Appendix A, multiplied by a fraction, the numerator of which is the number of days from (and including) the VEBA Effective Date to the end of the quarter and the denominator of which is the total number of days in such quarter.

                 6.2. If the VEBA is not operational by the VEBA Effective Date, Reorganized Lone Star shall pay quarterly contributions and, except to the extent otherwise provided in
Section 7.2 with respect to Securities, transfer cash and other assets pursuant to the Claim to an escrow account established by the Trustees (or, if there are no Trustees, the Committee) for the benefit of the Salaried Retirees. Upon written notification by the Trustees that the VEBA is operational, Lone Star shall make all further quarterly contributions to the VEBA and the assets in such escrow account shall be immediately transferred to the VEBA.

                 6.3. Subject to the other provisions of this Agreement, the Trustees may assign the right to receive any and all future quarterly contributions by Reorganized Lone Star; provided that such assignment shall not increase the obligations of Reorganized Lone Star to make payments under this Agreement or adversely affect Reorganized Lone Star's federal income tax deduction for contributions to the VEBA.

                 6.4. Upon the written request of the Trustees, Reorganized Lone Star shall advance the next quarterly contribution to the VEBA, provided that the Trustees reasonably determine that, as of the date that is ten days prior to such request, the fair market value of the cash and other marketable securities of the VEBA and any escrow accounts established pursuant to this Agreement, reduced by the VEBA's estimated incurred, but not reported, claims is smaller than the lesser of $1,000,000 or the sum of the next two quarterly contributions. Reorganized Lone Star shall pay such advance to the VEBA within thirty days after receiving the Trustees' written request. Only one such advance shall be allowed per calendar year and only to the extent all prior advances have been fully repaid. Any such advance shall bear interest at an 8.5% effective annual yield, credited daily and, to the extent permitted by law, shall be repaid through a reduction in Reorganized Lone Star's future quarterly contributions to the VEBA by the amount of such accrued interest, until the principal of such advance shall be repaid. Principal repayment shall be through a reduction in Reorganized Lone Star's future quarterly contributions due to the VEBA, in such amounts, and with respect to such contributions, as the Trustees reasonably determine cash flows permit, but in any event no later than the final quarter(s)' contributions. The amount of any reduction in quarterly contribution pursuant to the immediately preceding sentence, shall be specified by the Trustees in writing to Reorganized Lone Star at least 5 Business Days prior to the date of such contribution.

                 6.5.  Reorganized Lone Star shall have the
option to prepay all future quarterly contributions to the VEBA in a single cash amount equal to 110% of the discounted present value (using an 8.5% discount factor) of all future quarterly contributions. Upon such prepayment in full, quarterly contributions to the VEBA shall immediately cease.

                 6.6.  Except as otherwise provided in this
Agreement, all contributions, advances, prepayments and other payments by Reorganized Lone Star to the VEBA shall be made in cash, by wire transfer in immediately available funds, to an account of the VEBA designated by the Trustees. Such designation shall be made in writing to Lone Star at least two Business Days before any such payment is due and, once made, shall remain in effect until revised by the Trustees in writing to Reorganized Lone Star.

                 6.7. Reorganized Lone Star shall have the right to assign all or part of its obligations under this Agreement upon 60 days advance written notice to the Trustees; provided, however, that no such assignment shall prejudice or otherwise diminish any of the rights or remedies of the Trustees or the VEBA against Reorganized Lone Star and any such assignee, and the assignee and Reorganized Lone Star shall be jointly and severally liable with respect to any obligation assigned.

            7.0.  Claim

                 7.1. In addition to the contributions to the VEBA set forth in Section 6, the VEBA (and the Committee to the extent that the transfer of Securities is restricted under
Section 7.2) on behalf of all Salaried Retirees, shall have a general unsecured Class 4B (as defined in the Plan) claim against the Debtors in the amount of $8.2 million ("Claim").
The Claim shall be treated and settled on the same recovery basis, and combination of cash and securities, as all other general unsecured claims under the Plan. To the extent that there is an election of the form of the recovery with respect to the Claim, the Committee may make such election.

                 7.2. The parties believe that the transfer of Securities to the VEBA in settlement of the Claim is not a prohibited transaction under ERISA and/or the Code. Nevertheless, Lone Star shall use its reasonable efforts to obtain an advisory opinion from the DOL that the transfer of Securities to the VEBA as contemplated by the Settlement Agreement will not result in a prohibited transaction under ERISA and/or the Code or, an exemption from the prohibited transaction restrictions from the DOL. If such opinion or exemption is not obtained prior to the Effective Date, Lone Star shall transfer such Securities to an escrow account, established by Lone Star and maintained on behalf of the Committee for benefit of the Salaried Retirees. The Committee shall have complete discretion to direct the escrow agent to hold or dispose of such Securities without limitation; provided, however, that the Securities may not be transferred to the VEBA until such time as the DOL issues a favorable opinion or approves an exemption application or Lone Star otherwise consents. Any assets held in the escrow account other than Securities may be transferred to the VEBA at the direction of the Committee. The Committee and the Trustees shall reasonably cooperate with Lone Star in restructuring the format of the receipt of Securities by the VEBA, in such manner as Lone Star may reasonably request, provided such alternative format does not in any manner materially adversely affect the value of the Claim. Reorganized Lone Star agrees to pay all reasonable expenses and costs of the Committee, the Trustees and the VEBA with respect to this Section 7.2, including the escrow agents' fees, provided that such expenses and costs were incurred during the first seven years that such escrow account was in effect and do not exceed, in the aggregate, $43,000.

                 7.3.  Except as provided in Section 7.2 with
respect to certain transfers of Securities from the escrow account to the VEBA, all assets issued to the VEBA pursuant to the Claim shall be freely transferable.

            8.0.  Adjustments

                 8.1.  Except as otherwise provided in this
Agreement, Lone Star's obligation to make quarterly contributions and transfer cash and other assets in settlement of the Claim to the VEBA shall not be reduced or discontinued for any reason. Any adjustment that is made to the amount of quarterly contributions and/or the Claim under Sections 8A, 8B, 8C, 8D and 17.2 shall be on the basis of the actuarial assumptions and methodologies set forth in the Wyatt Valuation. Appendix A shall be appropriately adjusted to reflect any change in the amount of quarterly contributions under this Agreement. Any increases in the Claim under this Agreement that occur after the Effective Date, shall be satisfied by Reorganized Lone Star promptly transferring the amount of such increase in cash to the VEBA. Any decrease in the Claim under this Agreement that occurs after the Effective Date, shall be satisfied by a corresponding reduction in Reorganized Lone Star's next quarterly contributions to the VEBA, to the extent permitted by law.

            8A.0. Adjustment for Certain Post 1992 Retirees

                 8A.1. The value of the quarterly contributions and the Claim, as set forth in Sections 6.1 and 7.1, are based upon the claims or causes of action based on or arising from the rights of Salaried Retirees retiring on or before December 31, 1992 to retiree benefits under the Existing Plans. In addition, the claims of all Salaried Retirees retiring after December 31, 1992 and before the Effective Date who are eligible to participate in the Existing Plans are to be included in this Agreement and these Salaried Retirees shall participate in the New Plans. Accordingly, within 20 Business Days after the Effective Date (and, in any event, at least 10 Business Days prior to the VEBA Effective Date), Reorganized Lone Star shall determine the number of Salaried Retirees retiring after December 31, 1992 and before the Effective Date and the actuarial present value of such Salaried Retirees' benefits under the Existing Plans as of January 1, 1994, based on the actuarial assumptions used in the Wyatt Valuation. The amount of the quarterly contributions set forth in Appendix A shall be increased on the basis of 64% of the cash flows produced by such valuation for the post December 31, 1992 Salaried Retirees. Further, within 20 Business Days after the Effective Date, Reorganized Lone Star shall make an additional cash contribution to the VEBA, representing the increased Claim due to such post December 31, 1992 Salaried Retirees. The amount of such contribution shall equal 12% of the present value benefit amount for the post December 31, 1992 Salaried Retirees. Reorganized Lone Star shall provide the Trustees with a written statement of the present value amount, census data concerning the post December 31, 1992 Salaried Retirees and any other information necessary to review Reorganized Lone Star's determination under this Section, within such 20 Business Day period. In the event the Trustees disagree with Reorganized Lone Star's determination, the quarterly contributions and Claim amount shall be increased based upon Reorganized Lone Star's determination, subject to further increase, if any, based on the resolution of the dispute. Reorganized Lone Star shall pay the VEBA's actuarial expenses incurred with respect to this Section 8A, subject to the limitations of Section 5.1.

            8B.0. Post Effective Date Changes in Benefits

                 8B.1. Lone Star intends to institute reductions, within 180 days after the Effective Date, in the post-retirement health and life insurance benefits to be provided to salaried active employees substantially as summarized in the document attached as Exhibit 3. To the extent such reductions do not occur within 180 days after the Effective Date, then Reorganized Lone Star's quarterly contributions to the VEBA and the amount of the Claim in each case to the extent allocable to the Post-1983 Retirees, shall be increased proportionately, based on the actuarial assumptions and methodology set forth in the Wyatt Valuation. Reorganized Lone Star shall provide the Trustees with verification that the reduction in retiree benefits described in this Section 8B has occurred or, if applicable, with a statement of the amount that the quarterly contributions and Claim is to be increased, with supporting calculations, within 270 days after the Effective Date.

            8C.0. Accuracy of Data

                 8C.1. Lone Star represents that (on behalf of itself and its advisors), to its knowledge, all retiree census data used in the Wyatt Valuation and in calculating the quarterly contributions and Claim amount with respect to Salaried Retirees retiring before January 1, 1993 is substantially accurate and has been provided to the Committee or its advisors. The Committee represents (on behalf of itself and the Trustees of the VEBA and its advisors), that to its knowledge, it has no reason to dispute, question or challenge any of the census data provided by Lone Star (and its advisors). In the event that any retiree census data provided by Lone Star is determined to be inaccurate prior to the earlier of the Confirmation Date or the VEBA Effective Date (and neither the Committee, the Trustees of the VEBA, nor their advisors had actual knowledge of such inaccuracy prior to the execution of this Agreement), and all inaccuracies taken in the aggregate would result in an increase or decrease in the present value of the post-retirement medical benefits as of January 1, 1993, as calculated under the actuarial assumptions used in the Wyatt Valuation, by 2.5% or more, future quarterly contributions and the Claim amount by Reorganized Lone Star shall be appropriately adjusted to correct such inaccuracies, however, in no event shall such adjustments exceed 5% of the future quarterly contributions and the Claim amount. The Committee or the

Trustees may provide Lone Star with written notice of its belief that there is an inaccuracy described in this Section 8D, and, in the event that the parties cannot agree on the appropriate adjustments, such dispute shall be resolved pursuant to
Section 13.

            8D.0. Health Care Reform

                 8D.1. The parties recognize that health care reform legislation is currently being reviewed at different levels of government, and may result in the passage of laws and regulations materially affecting the provision and funding of medical benefits for the Salaried Retirees, spouses and eligible dependents ("Health Care Legislation").

                 8D.2. In the event Reorganized Lone Star incurs additional expenses pursuant to Health Care Legislation, (whether in the form of new or expanded assessments, taxes, premiums, setbacks, fees and/or otherwise) as a result of its relationship or obligations to the VEBA or the Salaried Retirees participating in the VEBA ("Increased Health Care Costs"), and, as a Direct Result of the Health Care Legislation giving rise to the Increased Health Care Costs, the VEBA experiences, with respect to a calendar year, a reduction in its cost (taking into account the net amount of any increased premiums or deductibles imposed on the Participants as a Direct Result of such Health Care Legislation) of providing its participants with the health benefits then existing under the New Plans (or which at any time within 270 days prior to the enactment of the Health Care Legislation giving rise to the VEBA Savings, had been provided under the New Plans), solely because of the substitution, coordination and/or integration of the New Plans with the benefit programs associated with the aforesaid Health Care Legislation ("VEBA Savings"), then Reorganized Lone Star's quarterly contributions to the VEBA with respect to the next succeeding calendar year(s) shall be reduced by the lower of:
(a) the Increased Health Care Costs; or (b) the VEBA Savings, for such year. For purposes of this Section 8D.2, "Direct Result" means that "but for" the Health Care Legislation giving rise to either: (i) the Increased Health Care Costs, the VEBA would not have realized the VEBA Savings, or (ii) the VEBA Savings, Lone Star would not have incurred the Increased Health Care Costs. (An example of the application of this Section 8D is attached as Exhibit 4.) In the event of a dispute as to the VEBA Savings and/or Increased Health Care Costs for a given calendar year, then Reorganized Lone Star's quarterly contributions to the VEBA with respect to the next succeeding calendar year(s) shall, pending resolution of said dispute, be reduced by the lower of: (a) the amount of any undisputed Increased Health Care Costs; or (b) the amount of any undisputed VEBA Savings. Upon final resolution of said dispute, Reorganized Lone Star's entitlement for any untaken quarterly contribution reduction shall be effected through reduced future contributions. In the event the quarterly contribution reduction to which Reorganized Lone Star shall be entitled with respect to the applicable calendar year cannot be taken in the applicable succeeding calendar year (because a dispute has delayed commencement of the reductions beyond the immediately succeeding calendar year and/or because the amount of reduction exceeds the remaining quarterly contribution(s) during said immediately succeeding calendar year), then the next subsequent quarterly contributions shall be reduced as necessary to make up for any such shortfall.

                 8D.3. Upon written request by Reorganized Lone Star to the Trustees, the Trustees shall direct the VEBA's actuary to determine the amount, if any, of the VEBA Savings with respect to a calendar year. The determination of the VEBA's actuary shall be made in good faith and using reasonable actuarial assumptions and modeling (and not by individual benefit reviews). The VEBA's actuary shall provide Reorganized Lone Star with its determination as to the amount, if any, of such VEBA Savings and all assumptions, data and methodology necessary for the same review to be performed by another actuary. The VEBA's actuary shall provide the aforesaid determination and information to Reorganized Lone Star as soon as possible after the request for it is made, but in no event later than 180 days following the Trustee's receipt of a written request by Reorganized Lone Star that the determination be made. Within the same 180-day period, Reorganized Lone Star shall provide to the Trustees the determination of the independent certified public accountant retained to audit Reorganized Lone Star's financial statements as to the amount, if any, of the Increased Health Care Costs for the same calendar year under review. The amount of such Increased Health Care Costs shall be determined by such certified public accountant, in good faith using standard accounting techniques. The certified public accountant shall provide to the Trustees its determination as to the existence and amount of the Increased Health Care Costs and all data and methodology necessary for the same review to be performed by the VEBA's certified public accountant.

                 8D.4. Either party shall have the right to have its own respective actuary or certified public accountant review the data, assumptions and methodology used by the other's professional in order to evaluate the validity of the rendered determination. In the event the parties cannot reach agreement as to the correctness of the determination of the other's professional, then either party shall have the right to obtain a final and binding evaluation of the data and the amount of the VEBA Savings or Increased Health Care Costs, as the case may be, by an independent actuary and/or certified public accountant, as the case may be, as selected by the other two corresponding professionals. The independent (third) actuary and/or certified public accountant selected by the parties' respective professionals shall not determine its own amount, but rather shall only have the authority to choose as between disputed amounts determined by either the VEBA's or Reorganized Lone Star's professional, choosing as between the more reasonable overall. Reorganized Lone Star's written request that the VEBA's actuary calculate the VEBA Savings with respect to a calendar year must be received by the Trustees no earlier than the last day of the applicable calendar year and no later than one year after the last day of such calendar year. In the event such written request is not delivered to the Trustees within such one-year period, there shall be no reduction in Reorganized Lone Star's contributions for Health Care Legislation with respect to such calendar year.

                 8D.5. Reorganized Lone Star shall pay all of the VEBA's reasonable expenses incurred with respect to making the necessary determinations under this Section 8D, including the costs of the VEBA's actuary, certified public accountant and attorney; provided, however, Reorganized Lone Star only shall be required to pay 50% of the VEBA's reasonable attorneys' fees and expenses incurred with respect to resolution of any dispute involving the independent actuary and/or certified public accountant. The cost of the independent actuary and/or certified public accountant selected to resolve any dispute shall be shared equally by the VEBA and Reorganized Lone Star.

The Trustees and Reorganized Lone Star shall cooperate with the independent actuaries and certified public accountants in making their determinations hereunder.

           8E.0. Clawback

                 8E.1. Provided no Event of Acceleration has occurred and is continuing (other than a Credit Rating Event of Default), at any time after the Effective Date and upon at least 90 days (but no more than 360 days) advance written notice (the "Clawback Notice") to each of the Participants in the VEBA and the Trustees, Reorganized Lone Star may elect a Clawback and, as of the Clawback Date specified in such notice, thereby terminate all future quarterly contributions to the VEBA from and after the Clawback Date, and (except to the extent one or more individual's benefits may have been previously satisfied or such individual is no longer a Participant in the VEBA) shall reinstate the Existing Plans and provide health benefits, Medicare Part B premium reimbursements and life insurance benefits to each of the Salaried Retirees and their eligible spouses and dependents at substantially the same or improved levels (and eligibility criteria) as in effect under the Existing Plans under which each such Salaried Retiree retired. (A schedule of each Salaried Retiree and the Existing Plans in effect on the date he retired is attached as Exhibit 5. Such list shall be updated by Reorganized Lone Star for the post December 31, 1992 Salaried Retirees within 20 Business Days after the Effective Date.) In the case of a Credit Rating Event of Default, the Clawback may only be exercised if the advance contribution provided in Section 10C has been paid in full.

                 8E.2. The Clawback Notice to each of the Participants in the VEBA shall be sufficient if sent to the last known address of each of the then current Participants in the VEBA (with the identities and the addresses of such individuals used by Reorganized Lone Star being the data then most recently provided by the Trustees to Reorganized Lone Star).

                 8E.3. The Clawback election shall be irrevocable once the written notice has been delivered to the Trustees and the benefits to be provided by Reorganized Lone Star under the Existing Plans starting on the Clawback Date shall be fully vested and not subject to any reduction (but shall be subject to modifications as provided in Section 8E.5). The Salaried Retirees shall continue to be covered by the New Plans until the Clawback Date. With respect to the preceding sentence, all expenses incurred with respect to a hospital stay begun prior to the Clawback Date, but continuing after such date, shall for coverage purposes, be deemed to be continuing under the terms of the VEBA provided New Plans coverage period.

                 8E.4. The Trustees shall not modify the New
Plans after receiving the Clawback Notice, if the effect of such modification would be to increase the costs of the VEBA, or to enter into long-term obligations or other long-term arrangements with respect to the VEBA outside of the ordinary and usual course of business, except as may be required to maintain the tax-exempt status of the VEBA or upon receiving the written consent of Reorganized Lone Star, which consent shall not be unreasonably withheld. In the event of a Clawback, Reorganized Lone Star shall assume all liabilities of the VEBA after the Clawback Date.

                 8E.5. Reorganized Lone Star shall at all times have the right, at its sole discretion, to meet its obligations to provide medical benefits after the Clawback Date through the most cost-effective programs available to it, provided that the Salaried Retirees and their eligible spouses and dependents, in the aggregate with respect to each Existing Plan, receive substantially the same or better benefits as would otherwise be available to them under the Existing Plans. To this end, Reorganized Lone Star may, in connection with a Clawback, substitute, coordinate and/or integrate the benefits it provides directly to the Salaried Retirees and their eligible spouses and dependents with any other insurance programs or medical benefit which presently exist or which may become available in the future, whether such plan(s) are mandated by any governmental entity or voluntarily available through any private, government or quasi-government entity. Reorganized Lone Star shall compensate the Salaried Retirees for the net amount of any increased "premium" and/or "deductible" with respect to the applicable benefit that the Salaried Retirees and their eligible spouses and dependents incur as the result of Reorganized Lone Star's election to take advantage of any other such programs.
In redesigning a medical benefit program under this Section 8E.5, Reorganized Lone Star shall use its reasonable best efforts to minimize any adverse income tax consequences to Salaried Retirees provided it incurs no additional expense (other than Reorganized Lone Star's professional fees incurred with respect to such efforts) as a result. No redesign of a medical benefit program by Reorganized Lone Star under this
Section 8E shall, except as otherwise required by applicable law, or as expressly provided in the Existing Plans, restrict, limit or penalize any Salaried Retiree, spouse or dependent from choosing his or her own health care providers.

                 8E.6. Consistent with Reorganized Lone Star's rights and obligations under this Agreement, Reorganized Lone
Star shall act with respect to the Clawback program and the Existing Plans in good faith and in compliance with all applicable laws and regulations.

                 8E.7. On and after the Clawback Date, the assets of the VEBA shall continue to be used to satisfy the liabilities of the VEBA; however, any assets remaining after all such liabilities have been satisfied shall be used by the Trustees to pay administrative expenses of the VEBA and, as directed in writing by Reorganized Lone Star in accordance with applicable law, to provide benefits to the Salaried Retirees. If, upon a Clawback, the VEBA's assets are insufficient to satisfy all of its liabilities, Reorganized Lone Star shall assume all remaining liabilities of the VEBA after the VEBA's assets are exhausted. Notwithstanding anything else in this Section 8E.7, upon receipt of the Clawback Notice, the Trustees may elect to segregate an amount of the VEBA's assets, which segregated amount shall be used only to pay the administrative costs of the VEBA incurred after the Clawback Date, including the costs incurred in monitoring Reorganized Lone Star's compliance under
Section 8E, and such segregated amount shall not be available to provide benefits to Salaried Retirees under the Clawback program as directed by Reorganized Lone Star. The segregated amount shall not exceed $80,000 and must be applied within 5 years after the Clawback Date.

           8F.0. Early Termination

                 8F.1. At any time on or after the Transfer Date, and upon at least 90 days advance written notice by the Trustees, Reorganized Lone Star's obligations to make contributions to the VEBA shall cease and Reorganized Lone Star shall be required to include any remaining Salaried Retirees and their eligible spouses and dependents in the post-retirement welfare benefit plans it maintains for retired salaried employees retiring at that time. The Salaried Retirees and their eligible spouses and dependents shall participate in such plans in accordance with the same terms and eligibility conditions that are applicable to other salaried retirees participating in such plans. Any funds remaining in the VEBA after all liabilities of the VEBA have been satisfied shall be applied by the Trustees to pay administrative expenses of the VEBA and as directed in writing by Reorganized Lone Star to provide benefits to retired salaried employees, as permitted by applicable law.

           8G.0. Illegality

                 8G.1. The following provisions of this Section 8G shall apply if, at any time before the occurrence of an Event of Acceleration (other than a Credit Rating Event of Default), it would be illegal for Reorganized Lone Star to make all or a portion of a quarterly contribution to the VEBA ("Contribution Interruption"). A Contribution Interruption shall be deemed to occur only if Reorganized Lone Star provides the Trustees with 45 days advance written notice ("Contribution Interruption Notice") of its good faith determination that its making of all or any portion of the quarterly contributions to the VEBA would be unlawful, including a detailed explanation of its position. To the extent that a portion of Reorganized Lone Star's quarterly contribution to the VEBA is lawful after a Contribution Interruption, Reorganized Lone Star shall make such contribution directly to the VEBA.

                 8G.2. To the extent that such quarterly
contribution to the VEBA would be illegal, such quarterly contribution shall be made by Reorganized Lone Star to an escrow account established by Reorganized Lone Star for the benefit of the Salaried Retirees. Funds held in the escrow account shall be invested by the escrow agent as directed by the Trustees.
Any funds held in the VEBA during a Contribution Interruption shall be applied at the sole discretion of the Trustees.

                 8G.3. Upon delivery of the Contribution
Interruption Notice, Reorganized Lone Star and the Trustees shall promptly begin negotiations concerning a reformation of this Agreement so that such contributions would no longer be illegal. If within 90 days of receipt of the Contribution Interruption Notice, the parties have not agreed on a reformation of this Agreement, then either party shall have the right to file an appropriate action in a court of competent jurisdiction seeking a reformation of this Agreement, including a ruling on the proper disposition of the funds held in the escrow account.

                 8G.4. Notwithstanding anything else in this
Section 8G to the contrary, if at any time upon a Contribution Interruption, the Trustees reasonably determine that the fair market value of the cash and other marketable securities of the VEBA (and excluding any escrow account) reduced by the VEBA's estimated incurred, but not reported, claims does not exceed the lesser of $1,000,000 or the sum of the next two quarterly contributions due, then, upon 30 days advance written request by the Trustees, Reorganized Lone Star shall either assume sponsorship of, or replicate, the New Plans at its own expense. Reorganized Lone Star shall be liable for the benefit claims and expenses incurred with respect to the New Plans during the period it has assumed sponsorship or replication of the New Plans and the VEBA shall be liable for claims and expenses incurred while it is sponsor of the New Plans, regardless of when such claims and expenses are reported or billed. No quarterly contributions shall be payable by Reorganized Lone Star to the VEBA and/or escrow account during the period from the date of Reorganized Lone Star's assumed sponsorship or replication of the New Plans until the date, if any, that Reorganized Lone Star's sponsorship or replication of the New Plans under this Section 8G ends.

                 8G.5. Reorganized Lone Star's sponsorship or replication of the New Plans under this Section 8G shall continue until such time as the Agreement can be reformed or the Trustees' elect, upon written notice to Reorganized Lone Star, to revoke the sponsorship or replication of the New Plans and to reinstitute payments by Reorganized Lone Star to the escrow account (and the VEBA, to the extent permitted). Nothing in this Section 8G shall restrict or limit the rights of Reorganized Lone Star to make the Clawback election described in

Section 8G herein.  During the period, if any, that Reorganized
Lone Star assumes sponsorship or replication of the New Plans, Reorganized Lone Star shall not be permitted to make any modifications to such New Plans without the written consent of the Trustees.

                 8G.6. Reorganized Lone Star's failure to make contributions to the VEBA upon a Contribution Interruption shall not be deemed an Event of Acceleration provided Reorganized Lone Star, as applicable, makes timely contributions to the escrow account and/or the VEBA or assumes sponsorship of or replicates the New Plans, under this Section 8G to the extent that such contributions, if made directly to the VEBA, would be unlawful.

                 8G.7. If, and to the extent that, at any time after a Contribution Interruption, Reorganized Lone Star determines that the making of the quarterly contributions to the VEBA are no longer unlawful, Reorganized Lone Star's quarterly contributions to the VEBA shall resume and Reorganized Lone Star's contributions to the escrow account (or the sponsorship or replication of the New Plans, as applicable) shall cease.

                 8G.8. Reorganized Lone Star shall pay all reasonable expenses of the VEBA and the Trustees, including the escrow fees, incurred with respect to this Section 8G.

           9.0.  Allocation of Participant Premiums

                 9.1.  On the VEBA Effective Date or as soon
thereafter as is reasonably practicable, Reorganized Lone Star shall pay to the VEBA any premiums paid by the Salaried Retirees to Lone Star or Reorganized Lone Star for the provision of benefits under the Existing Plans on or after the VEBA Effective Date. Such premiums paid by Salaried Retirees with respect to periods of time beginning before and ending after the VEBA Effective Date shall be prorated based on the number of calendar days in such periods.

       10.0. Acceleration of Veba Contributions

            10A.  Events of Acceleration

                 10A.1. The occurrence of one or more of the following events is an "Event of Acceleration":

                 (a) Reorganized Lone Star shall default in the payment when due of any contribution to the VEBA and such amount shall remain unpaid (in whole or in part) for a period of ten
(10) days after receipt by Reorganized Lone Star of a written default notice; or

                 (b) Reorganized Lone Star shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors under any applicable state or federal bankruptcy law, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                 (c) a proceeding or case shall be commenced, without the application or consent of Reorganized Lone Star, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Reorganized Lone Star or of all or any substantial part of its assets, or (iii) similar relief in respect of Reorganized Lone Star under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against Reorganized Lone Star shall be entered in an involuntary case under the Bankruptcy Code; or

                 (d)   any acceleration of the payment
obligations of Reorganized Lone Star under the 10% Senior Notes
Due 2003 to be issued by Reorganized Lone Star under the Plan.

            10B. Default Interest and Conditions for Rescission of Event of Acceleration

                 10B.1 Upon the occurrence of an Event of Acceleration (the "Acceleration Date") there shall be and become payable by Reorganized Lone Star to the VEBA, without notice or demand, an amount equal to the present value, based upon an 8.5% discount factor, of all unremitted quarterly contributions. Until such accelerated amount is paid in full, it will bear interest from the Acceleration Date at an 8.5% effective annual yield, credited daily on any unpaid balance. In the event that there has not occurred a Credit Rating Event of Default before the Acceleration Date, the unremitted quarterly contribution and remaining present values as of each payment date are shown in Appendix A. In the event that a Credit Rating Event of Default has occurred, and an additional contribution has been made to the VEBA as required under Section 10C, then the present value of the unremitted contributions shall be based on the reduced schedule of quarterly contributions (as hereinafter defined) which had been recalculated to reflect such additional contribution; provided; however, that nothing shall relieve or impair Reorganized Lone Star's obligations to make payment in full of the accelerated amount and all interest accrued and accruing thereon.

                 10B.2. If at any time after the Acceleration Date but before the last quarterly contribution to the VEBA shall have become due by the terms of this Agreement and before any judgment or decree for the payment of the monies due in respect of the accelerated amount, expenses of collection, including the reasonable expenses of the VEBA and its counsel, and all other amounts payable pursuant to this Agreement (collectively the "Retiree Obligations") shall have been obtained or entered: (a) Reorganized Lone Star shall have deposited with the Trustees a sum sufficient to pay all interest on the Retiree Obligations accrued from the Acceleration Date to the date of payment and all quarterly contributions and expenses of collection which have become due and payable in accordance with this Agreement through the date of payment other than by acceleration (including, without limitation, any payments due in respect of a Credit Rating Event of Default) and any and all other defaults under this Agreement shall have been remedied and
(b)(i) any acceleration of the Senior Notes shall have been rescinded and annulled, (ii) the VEBA shall have received the same consideration as the holders of the Senior Notes (if the holders of the Senior Notes received any consideration in connection with the rescission of the acceleration of the Senior Notes), calculated on an equal and ratable basis, if the consideration is in the form of collateral or security, or calculated, if applicable, as the same percentage of Reorganized Lone Star's remaining obligation to the VEBA as the consideration received by the holders of the Senior Notes calculated as a percentage of Reorganized Lone Star's remaining principal obligations on the Senior Notes taking into account a present value analysis, consistently applied, and reduced by an amount which, when calculated as a percentage of Reorganized Lone Star's remaining obligations to the VEBA, is the same amount calculated as a percentage of Reorganized Lone Star's principal obligations on the Senior Notes of any reductions in value agreed to by the holders of the Senior Notes in connection with any rescission of acceleration, and (iii) the rights of the VEBA and the Trustees, on behalf of the Salaried Retirees, shall continue unaffected after the rescission of the acceleration, then the acceleration of the Retiree Obligations shall be deemed rescinded. In the event that the Trustees have any question as to whether the consideration proposed to be paid to the VEBA in connection with the rescission of the acceleration is equal and ratable to that received by the holders of the Senior Notes, the VEBA and Reorganized Lone Star shall retain an independent investment banker to advise the Trustees as to equal and ratable consideration and the decision of such investment banker shall be final and binding upon all of the parties hereto.
Reorganized Lone Star shall be responsible for paying all reasonable fees and costs of the independent investment banker incurred in connection with its findings.

                 10C.  Credit Rating Event of Default

                 10C.1 If at any time prior to December 31, 2069, when the Senior Notes are no longer outstanding, the rating by

Standard & Poor's for any outstanding Senior Debt of Reorganized Lone Star is below BB-, or (if no Senior Debt is then outstanding) if the rating on any Subordinated Debt outstanding is below BB-, or (if there is no Subordinated Debt outstanding) the rating of any Reorganized Lone Star commercial paper is below B. (or if there is no commercial paper outstanding), the senior implied rating of any bank debt outstanding is below BB-, then a Credit Rating Event of Default shall have occurred. In the event that Standard & Poor's, or its successor, is no longer operating or refuses to rate the debt of Reorganized Lone Star, then Reorganized Lone Star shall obtain a rating from another nationally recognized rating agency ("Substitute Rating Agency"). The provisions above regarding the Standard & Poor's rating shall then apply to the equivalent rating category for the Substitute Rating Agency. Within ten (10) days after the occurrence of a Credit Rating Event of Default Reorganized Lone Star shall promptly contribute to the VEBA, cash, in a sum equal to the four quarterly payments, as shown in Appendix A which immediately follow the last quarterly payment made by Reorganized Lone Star. Reorganized Lone Star shall continue to be obligated to make quarterly contributions to the VEBA after the Credit Rating Event of Default, under the same payment schedule in effect before such Event; provided, however, the amount of each quarterly contribution shall be reduced by multiplying the contribution by a fraction the numerator of which is the accelerated contribution and the denominator of which is the present value of all future quarterly contributions (using an 8.5% discount factor) before deducting therefrom the accelerated payment. For example, if a Credit Rating Event of Default were to occur on December 31, 2003, Reorganized Lone Star would be required to promptly contribute the sum of the quarterly contributions due January 1, April 1, July 1, and October 1, 2004. That sum would equal $3,700,000. The amount of each future quarterly contribution (with the next such contribution due January 1, 2004), would be reduced by a fraction equal to $3,700,000/$29,165,000 = .126864, where the denominator of $29,165,000 equals the present value of all future quarterly contributions before deduction of the accelerated payment. For example, the payment due on January 1, 2004 would be reduced from $925,000 to $807,651 by subtracting out .126864 x $925,000 = $117,349. The remaining present value of all future quarterly contributions would be reduced from $29,165,000 to $25,465,000.

                 10C.2 Subject to the notice provisos, any failure to make payment upon a Credit Rating Event of Default shall constitute a non-payment default and shall result in an Event of Acceleration.

                 10.D. Remedies

                 10D.1 If an Event of Acceleration occurs and is continuing, the Trustees may pursue any available remedy to collect all unremitted quarterly contributions and premiums, if any, and interest on such unremitted contributions or to enforce the performance of any provision of this Agreement.

                 10D.2 A delay or omission by the Trustees in
exercising any right or remedy accruing upon an Event of
Acceleration shall not impair the right or remedy or constitute
a waiver of or acquiescence in the Event of Acceleration.   All
remedies are cumulative to the extent permitted by law.

                 10D.3 The Trustees may waive any Event of Acceleration and its consequences hereunder. Upon any such waiver, such Event of Acceleration shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Acceleration or impair any right consequent thereon.

                 10D.4 If an Event of Acceleration occurs and is continuing, the Trustees are authorized to recover judgment in their own name and as trustees of an express trust against Reorganized Lone Star for the whole amount of the unremitted quarterly contributions and premium, if any, and interest on any overdue amount and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation expenses, disbursements and advances of the Trustees, their agents and counsel.

                 10D.5 The Trustees are authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustees (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustees, their agents and counsel) allowed in any judicial proceedings relative to Reorganized Lone Star (or any other obligor hereunder), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized to make such payments to the Trustees, and to pay to the Trustees, their agents and counsel, and any other amount due the Trustees hereunder.

                 10D.6 The Trustees shall have the power to institute and to maintain such proceedings as they may deem expedient to prevent any impairment of the Claim, the VEBA or any contribution or payment to the VEBA by any acts which may be unlawful or in violation of this Agreement and to protect their interest and the interest of the VEBA hereunder, including power to institute and maintain proceedings to restrain the enforcement of or compliance with any governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the obligations hereunder, the VEBA estate or be prejudicial to the interests of the VEBA or the Trustees.

                 10D.7 Nothing in this Section shall impair or affect the rights of Salaried Retirees to seek the appointment of an authorized representative, as defined in Section 1114 of the Bankruptcy Code, in any subsequent bankruptcy proceedings for Reorganized Lone Star, its successors or assigns.

            11.0. MATERIAL ADVERSE CHANGE

                 11.1. In the event that a Material Adverse
Change occurs prior to the Effective Date, this Agreement shall be subject to renegotiation, at the request of the Committee. A Material Adverse Change shall constitute sufficient grounds and basis for the Committee to seek the entry of an order increasing the retiree benefits of the Salaried Retirees pursuant to
Section 1114(g) of the Bankruptcy Code.

                 11.2. The following events shall not constitute a Material Adverse Change within the meaning of this Agreement:

                 (a) Pre-Confirmation asset sales of non-core assets by the Debtors;

                 (b)   Variations in cash distributions to
creditors under the Plan solely as a result of the Plan Confirmation Date occurring after January 1, 1994, as long as the value of the Claim is not materially adversely affected;

                 (c)   Any change(s) in the distribution to
current equity holders of the Debtors, provided that any change(s) are consented to by the Official Committee of

Unsecured Creditors and the treatment of the Claim, as a result of any change(s), shall be the same as all other general unsecured claims;

                 (d)   Any change(s) as a consequence of
replacing the Debtors' projected operating results with the Debtors' actual 1993 operating results in the Plan;

                 (e)   A settlement by the Debtors with the
Pension Benefit Guaranty Corporation substantially on the terms set forth in the Disclosure Statement;

                 (f)   A settlement by the Debtors with the
Environmental Protection Agency substantially on the terms set forth in the Disclosure Statement;

                 (g)   A settlement by the Debtors regarding
production payment financing substantially on the terms set forth in the Disclosure Statement;

                 (h)   The accrual of interest on the Senior
Notes or the Asset Proceeds Notes as of January 31, 1994; and

                 (i)   Any change(s) to the Plan solely as a
result of business or economic conditions which do not materially decrease the value of the Claim.

            12.0. Settlement of Claims for Past, Present or Future Benefits
                  From Existing Plans

                 12.1  Except as provided in Section 2.1 with
respect to eligible claims for benefits that are required to be provided under the Existing Plans (including claims that may be disputed under the claims review procedures under the Existing Plans), the Released Parties shall therefore be irrevocably and unconditionally released and discharged from, and all Salaried Retirees, their spouses, and dependents shall be deemed to have waived and relinquished, any and all claims, demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and rights whatsoever, whenever arising, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy, or otherwise, which the Salaried Retirees, their spouses and dependents, or any person or entity claiming from, through or under them, ever had, now has, or hereafter can, shall or may have against any of the Released Parties by reason of, arising from, relating to, or in connection with the Existing Plans and any successor or predecessor plans, including, but not limited to, all medical and death benefits, and any other benefit claims or costs incurred by the Salaried Retirees, their spouses and their dependents prior to the VEBA Effective Date.

            13.0. Dispute Resolution

                 13.1. Except as provided in Sections 8D, 8G.3, 10 and 11, all disputes arising in connection with this Agreement shall be finally settled under the then applicable rules of the American Arbitration Association ("AAA"). Such arbitration shall be conducted in New York City (or other location mutually acceptable to the parties). Decisions of the arbitrators shall be in accordance with the substantive laws of the State of New York (excluding any of its conflict of laws rules which require the application of the substantive laws of any other jurisdiction). The arbitrators shall state the reasons for their decision in writing.

                 13.2.  The decision of any such arbitration
proceeding shall be final, conclusive and binding upon the parties. Judgment upon such award may be entered in and executed upon by the prevailing party in any court having jurisdiction thereof, or application may be made by the prevailing party to any such court for judicial acceptance of such award and an order of enforcement. Each party shall pay its own costs associated with any arbitration; however, at the discretion of the arbitrators, all expenses of such arbitration shall be paid by the losing party.

            14.0. Cooperation of the Parties

                 14.1. Lone Star, the Committee, the Trustees and their respective successors shall each reasonably cooperate to effect the provisions of this Agreement, including obtaining the determination and ruling from the IRS described in Section 4, obtaining the DOL opinion or exemption described in Section 7.2, obtaining the favorable judicial orders provided for in Section 16, and facilitating the transfer of records and administrative functions from the Debtors and its administrators to the VEBA and its administrators.

                 14.2. In addition, the Committee, the Trustees, and their agents and successors shall provide copies of the following documents to Reorganized Lone Star as soon as reasonably practicable:

                 (a) The documents evidencing or creating the VEBA, including any amendments;

                 (b) The documents evidencing or creating any New Plan, including any amendments;

                 (c)   The application on IRS Form 1024 for
recognition of the tax-exempt status of the VEBA (and any related correspondence with the IRS);

                 (d)   The request for a private letter ruling
from the IRS regarding the Collectively Bargained Exemption (and any related correspondence with the IRS); and

                 (e)   The information referred to in Section
14.4.

                 14.3. In addition, Reorganized Lone Star and its agents and successors shall provide copies of the following documents and information to the Committee and the Trustees as soon as reasonably practicable:

                 (a) All notices, demands, suits, pleadings, requests, motions, stipulations, briefs, judgments or orders received, filed or entered in connection with any claim or challenge that any Salaried Retiree, spouse, or dependent is not to be bound by the Order approving the Agreement;

                 (b) The request for a DOL advisory opinion or exemption described in Section 7.2 (and related correspondence with the DOL); and

                 (c)   Notice of any pending sale or transfer
covered by Section 21.2 hereof as soon as possible after the purchase agreement or other documents evidencing such sale have been executed, and notice of the sale or transfer is consummated, and documentation evidencing compliance with the condition contained in Section 21.2 hereof.

                 (d)   Upon request by the Trustees, the
documents evidencing or creating any welfare plans for salaried retirees (including the plans referred to in Sections 8B and 8F).

                 14.4. The Trustees shall provide Reorganized
Lone Star (its successors, assigns and agents) with such cost and census information concerning the New Plans, the VEBA and the Salaried Retirees as Reorganized Lone Star may reasonably request. Such information may include, but shall not be limited to, details on plan designs applicable to all participants, premium charges and contribution rates applicable to Salaried Retirees and dependents, participant data, administrative costs, required filings, and details on claims paid for each year. Reorganized Lone Star shall pay any incremental costs and expenses of the Trustees in providing such information.

            15.0. Audits

                 Reorganized Lone Star and the VEBA (and their respective successors, assigns and agents) shall have the reasonable right during normal business hours to audit for compliance with the terms of this Agreement and to verify the accuracy of any notices provided to them by the Committee, the Trustees or Reorganized Lone Star, or their respective agents or successors, as the case may be. The Committee, the Trustees and Reorganized Lone Star, and any of their agents shall be obliged to cooperate with the conduct of such audits and verification efforts, including, but not limited to, responding to reasonable information requests. All reasonable expenses incurred by the Committee, the Trustees, the VEBA and their advisors with respect to any audit conducted on behalf of Reorganized Lone Star shall be paid by Reorganized Lone Star.

            16.0. Conditions Precedent to Effectiveness of Agreement

                 16.1. The effectiveness of this Agreement is conditioned upon the confirmation of the Debtors' Plan, substantially in the form submitted to the Bankruptcy Court on November 5, 1993, subject to Section 11.2 of this Agreement, and such other revisions therein to which the Committee may consent.

                 16.2. If the Bankruptcy Court enters an Order approving the Agreement in its entirety but such an Order is reversed or vacated in any part on appeal, then all parties shall be irrevocably and unconditionally released and discharged from their obligations arising under this Agreement.

                 16.3. Any and all voting rights of the Salaried
Retirees for any and all claims relating to the modification or termination of retiree benefits shall only be waived upon the happening of the following:

                 (a) the entry of a final non-appealable Order approving this Agreement;

                 (b) the Committee is reconfirmed and certified by the Bankruptcy Court as the authorized representative of the Salaried Retirees; and

                 (c)   the Debtors' Plan in substantially the
form submitted to the Bankruptcy Court on November 5, 1993 is confirmed by final Order of the Bankruptcy Court.

            17.0. Indemnifications and Liabilities

                 17.1. The VEBA and the New Plans shall have no liability or other obligation with respect to any Salaried Retiree, spouse, or dependent who is ever held by any court not to be bound by an Order approving the Agreement. The cost of defense of any such claims shall be paid by Lone Star, and Lone Star or Reorganized Lone Star shall have complete control of the defense of such claims. Lone Star or Reorganized Lone Star may settle such a claim without the consent of the Committee or the Trustees, provided, Lone Star or Reorganized Lone Star shall promptly notify the Committee and/or the Trustees of such settlement.

                 17.2. In the event that, by final judgment or settlement, any Participant is not bound by the Order approving this Agreement, then Reorganized Lone Star's quarterly contributions to the VEBA and the amount of the Claim shall be reduced by the amount of such contributions and Claim attributable to such Participant. Such reduction shall be based upon the actuarial assumptions used in the Wyatt Valuation. The January 1, 1993 present value, as prepared by Wyatt, of each of the four retired executives is contained in the letter from Wyatt to Segal dated November 24, 1993, and is incorporated herein by reference.

                 17.3. Reorganized Lone Star shall indemnify the VEBA, the New Plans, the Trustees and the Committee for any loss and expense incurred by the VEBA, the New Plans, the Trustee, and/or the Committee with respect to a Salaried Retiree, or his eligible spouse or dependent, who was not covered in the New Plans due to the knowing failure of Lone Star to notify the Committee or Trustees (or their actuarial consultant) of the existence of such Salaried Retiree and to provide his last known address.

            18.0. Miscellaneous

                 18.1. This Agreement supersedes all previous written or oral negotiations, commitments and writings between the Debtors and the Committee.

                 18.2. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York (excluding any of its conflict of laws rules which require the application of the substantive laws of any other jurisdiction), except to the extent that federal law controls any subject matter of this Settlement Agreement, in which event the federal law shall govern.

                 18.3. Lone Star acknowledges that if, after the Effective Date, Reorganized Lone Star commences a voluntary case, or an involuntary case is commenced, seeking relief under the Bankruptcy Code, Reorganized Lone Star's obligation to make quarterly contributions to the VEBA or, in the event of a Clawback prior to such bankruptcy, to provide benefits under the Existing Plans, may not be modified or reduced in any way, except as expressly provided in this Agreement or Section 1114 of the Bankruptcy Code, and that such obligations are with respect to "retiree benefits" as defined in Section 1114(a) of the Bankruptcy Code.

                 18.4. This Agreement shall not be construed either as an admission of liability by any party or as an acknowledgment of the truth of any allegation asserted in any matters concluded by this Agreement.

                 18.5. This Agreement has been intensively negotiated, and the parties agree that no party is the "drafter" thereof for purposes of any rule of construction to the effect that contracts are to be construed adversely to the drafter.

                 18.6. All notices to be provided to Lone Star shall be directed to its general corporate offices to the attention of the General Counsel. All notices to be provided to the Committee, or to the VEBA, shall be directed to the Chairman of the Committee, or the Trustees, whichever is applicable, and to the counsel for the Committee, or VEBA, whichever is applicable.

                 18.7. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same Agreement.

                 18.8. This Agreement constitutes the entire understanding between the parties with respect to the subject matter contemplated herein; and all prior agreements, understandings, representations and statements, oral or written (including the Summary of Material Terms of Settlement dated November 29, 1993) are superseded by this Agreement and may not be relied upon or used for any purpose in any arbitration or legal proceeding pursuant to this Agreement.

                 18.9. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

                 18.10. Notwithstanding anything in this
Agreement to the contrary, any offers or sales of Securities by the Committee or Trustees (or their agents) shall comply with all applicable federal and state securities laws.

            19.0. The Trustees.

                 19.1. Reorganized Lone Star is not a fiduciary of the VEBA within the meaning of Section 3(21) of ERISA. The Trustees do not owe any fiduciary duties to Reorganized Lone Star by virtue of their status as trustees of the VEBA. Reorganized Lone Star shall not assert any claim or liability for breach of fiduciary duties against the Trustees with respect to the VEBA. To the extent permitted under ERISA and the terms of the VEBA, the Trustees shall be indemnified and held harmless by the VEBA and against any and all expenses, including counsel fees and disbursements, or loss suffered by the Trustees personally in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the VEBA, the New Plans or otherwise.

                 19.2. The selection and appointment of the Trustees shall be governed by the VEBA. The initial terms of the VEBA shall be established by the Committee and shall be subject to amendment, from time to time, as set forth in the VEBA.

                 19.3. Except with respect to the Securities held in escrow under Section 7.2, commencing on the Effective Date, the Trustees, the Committee or any other authorized representative appointed pursuant to Section 1114 of the Bankruptcy Code to represent the interests of the Salaried Retirees, shall have authority to enforce the performance by Reorganized Lone Star of any provision of this Agreement.

            20.0. Amendments

                 20.1 This Agreement may be amended, modified, or waived only by a writing signed by the party or parties to this Agreement or their successors sought to be charged by such amendment, modification or waiver.

            21.0. Successors and Assigns

                 21.1. This Agreement shall be binding upon and inure to the benefit of the undersigned, and their respective successors and assigns, and the Salaried Retirees, their eligible spouses and dependents. For purposes of this Agreement, the Trustees shall be deemed to be the successor to the Committee.

                 21.2. Reorganized Lone Star shall not, other than the transactions contemplated under the Plan, transfer or lease all or substantially all of its assets to, any person unless:

                 (1) the person assumes all of the obligations of Reorganized Lone Star under this Agreement; and

                 (2) immediately after the transaction no Event of Acceleration exists.

The surviving transferee or lessee shall be the successor to Reorganized Lone Star under this Agreement, but Reorganized Lone
Star shall not be released from its obligations hereunder.

             22.0  Collateral

                 22.1  Reorganized Lone Star's obligations to
make quarterly contributions to the VEBA and, in the event of a Clawback, to provide benefits, shall be collateralized to the same extent, if any, as contributions and/or benefits to be provided in the Debtors' settlement with its Union retirees.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


WITNESS:                          LONE STAR INDUSTRIES, INC., et al.
                                  Debtors and Debtors-in-Possession

/s/ illegible                     By      /s/     David W. Wallace
                                          David W. Wallace,
                                          Chairman and Chief Executive
                                          Officer

                                  OFFICIAL COMMITTEE OF RETIRED
                                    EMPLOYEES

/s/ Karen Walsh                   By      /s/     Olaf Kayser
                                          Olaf Kayser, Chairman


2760K

                                   APPENDIX A

                  Lone Star Industries, Inc.                       Appendix A
              Retiree Life and Medical Benefits                    Page 1 of 4
           Salaried Retirees as of January 1, 1993

                        Quarterly       PV of Future
                        Cash            Payments as of
Year                    Payment         January 1
1994                    1,035,500       41,500,000
1995                    1,063,500       40,668,000
1996                    1,076,750       39,646,000
1997                    1,085,000       38,483,000
1998                    1,056,750       37,186,000

1999                    1,030,750       35,897,000
2000                    1,020,250       34,609,000
2001                      989,750       33,256,000
2002                      969,000       31,915,000
2003                      945,000       30,548,000

2004                      925,000       29,165,000
2005                      912,250       27,750,000
2006                      890,250       26,268,000
2007                      862,000       24,753,000
2008                      837,000       23,228,000

2009                      808,750       21,678,000
2010                      779,000       20,116,000
2011                      744,250       18,546,000
2012                      707,500       16,989,000
2013                      668,000       15,454,000

2014                      627,250       13,956,000
2015                      583,000       12,501,000
2016                      533,500       11,110,000
2017                      488,750        9,808,000
2018                      437,750        8,584,000



                                                                        11/24/93

                  Lone Star Industries, Inc.                       Appendix A
              Retiree Life and Medical Benefits                    Page 2 of 4
           Salaried Retirees as of January 1, 1993


                        Quarterly       PV of Future
                        Cash            Payments as of
Year                    Payment         January 1
2019                    395,000          7,470,000
2020                    353,250          6,442,000
2021                    313,250          5,502,000
2022                    274,750          4,651,000
2023                    239,750          3,889,000

2024                    197,750          3,210,000
2025                    167,500          2,651,000
2026                    140,250          2,171,000
2027                    116,250          1,765,000
2028                     95,250          1,425,000

2029                     77,250          1,145,000
2030                     61,750            918,000
2031                     49,250            735,000
2032                     38,750            591,000
2033                     30,500            478,000

2034                     24,000            390,000
2035                     19,000            322,000
2036                     15,000            270,000
2037                     12,250            230,000
2038                     10,000            198,000

2039                      8,500            173,000
2040                      7,250            152,000
2041                      6,500            134,000
2042                      5,750            119,000
2043                      5,250            104,000





                                                                        11/24/93

                  Lone Star Industries, Inc.                       Appendix A
              Retiree Life and Medical Benefits                    Page 3 of 4
           Salaried Retirees as of January 1, 1993


                        Quarterly       PV of Future
                        Cash            Payments as of
Year                    Payment         January 1
2044                    4,750           92,000
2045                    4,250           80,000
2046                    3,750           69,000
2047                    3,250           59,000
2048                    3,000           50,000

2049                    2,500           41,000
2050                    2,250           34,000
2051                    2,000           27,000
2052                    1,500           22,000
2053                    1,250           17,000

2054                    1,000           12,900
2055                      750            9,600
2056                      750            7,000
2057                      500            5,000
2058                      250            3,400

2059                      250            2,300
2060                      250            1,450
2061                      100              880
2062                       75              510
2063                       50              270

2064                       25              140
2065                       10               60
2066                        5               30
2067                        2               10
2068                        1                3

2069                        1                1
2070                        0                0
2071                        0                0
2072                        0                0

                                                 11/24/93

                                                                   Appendix A
                                                                   Page 4 of 4


                           Lone Star Industries, Inc.
                       Retiree Life and Medical Benefits
                    Salaried Retirees as of January 1, 1993



Quarterly payments in the amount shown are due January 1, April 1, July 1, and October 1. Present values shown represent the discounted value of future payments, measured as of each January 1 inclusive of the payment then due. Payments are discounted at an annual rate of 8.5%. Each year's quarterly payments are discounted to January 1 using the factor .970123 = .25 x (1 +
V 1/4 + V 1/2 + V 3/4), where V = 1/1.085.





                                                                        11/24/93

                                   EXHIBIT 1

                                   EXHIBIT 1




                           LONE STAR INDUSTRIES, INC.
                               SALARIED RETIREES
          RETIREE MEDICAL AND LIFE INSURANCE PLAN SUMMARIES BY BRANCH





                               September 21, 1992

             LONE STAR INDUSTRIES, INC.
     RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                     Executives


Eligible Group:   Salaried Retirees - Executives

Participants as of 1/1/92:

                          Under 65       Over 65      Total
                          --------       -------      -----

            Retirees          1             3           4
            Spouses           1             2           3
                              -             -           -
            Total             2             5           7

Medical Plan:

      Under Age 65:
                 Full Coverage Comprehensive
                         Deductible - none
                         Coinsurance - 100%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - none
                         Out-patient Psychiatric - 100%
                         Prescription Drugs - 100%
                         Eye Examinations - 100%
                         Eye Glasses - 100%

      Over Age 65:
                 Medicare Integration - Non-duplication of Benefits
                 Full Coverage Comprehensive
                         Deductible - none
                         Coinsurance - 100%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - none
                         Out-patient Psychiatric - 100%
                         Prescription Drugs - 100%
                         Eye Examinations - 100%
                         Eye Glasses - 100%

                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)

Life Insurance:   2 times pay

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 911


Eligible Group:   Salaried Retirees - Lone Star after 1/1/90

Participants as of 1/1/92:

                          Under 65       Over 65      Total
                          --------       -------      -----
           Retirees           50           16          66
           Spouses            50            8          58
                             ---           --         ---
            Total            100           24         124

Medical Plan:
         Under Age 65:
                 Comprehensive Plan:
                         Deductible - $150/2 per family per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - $1,400 per individual (includes deductible)
                         Annual Maximum - none
                         Lifetime Maximum - $1,000,000
                         Hospital Room & Board - 80% with Pre-admission Review (50%
                                  without Pre-admission Review)
                         Surgical - 80% subject to Pre-admission Review for non-emergency inpatient care
                         Extended Care Facility - 80% up to maximum of daily semi-private room & board allowance

                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 1/1/90):
                         Retiree only - $8.30
                         Retiree and Spouse - $38.70
                         Retiree and Dependent - $38.70
                         Retiree and Multiple Dependents - 60.75

         Over Age 65:
                 Medicare Integration - Maintenance of Benefits
                 Comprehensive Plan:
                         Deductible - $150/2 per family per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - $1,400 per individual (includes deductible)

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 911 (continued)


                 Comprehensive Plan (contd.):
                         Annual Maximum - none
                         Lifetime Maximum - $100,000
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

                 Monthly Contributions (effective 1/1/90):
                         Retiree only - $0
                         Retiree and Spouse - $0
                         Retiree and Dependent - $38.70
                         Retiree and Multiple Dependents - 60.75

                 Medicare Part B:
                         No reimbursement

Life Insurance:   Approximately 1 times pay decreasing to .5 times pay


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 610

Eligible Group:   Salaried Retirees - Lone Star 7/1/84 - 1/1/90

Participants as of 1/1/92:

                          Under 65       Over 65      Total
                          --------       -------      -----
            Retirees        235           225         460
            Spouses         314           117         431
                            ---           ---         ---
            Total           549           342         891

Medical Plan:

         Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray & Lab - $100 per calendar year
                         Supplemental Accident - $150 per accident
                 Major Medical:
                         Deductible - $150/$450 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Outpatient Psychiatric - 80% up to $2,000 per calendar year
                         Home Health Care - 80%
                         Prescription Drugs - 80%

         Over Age 65:
                 Medicare Supplement
                 Medicare Integration: Maintenance of Benefits
                         Deductible - $150 per individual per calendar year plus Medicare Part
                                  A & B Reimbursements
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Home Health Care - 80%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS

                             Branch 610 (continued)


                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)


Life Insurance:   1 times pay (2 times pay for executives)



                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 609


Eligible Group:   Salaried Retirees - Lone Star prior to 7/1/84

Participants as of 1/1/92:

                          Under 65       Over 65      Total
                          --------       -------      -----
            Retirees       35              385         420
            Spouses        58              317         375
                           --              ---         ---
            Total          93              702         795


Medical Plan:
         Under Age 65  Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 365 at semi-private
                         Hospital Other Charges - full payment for 365 days
                         Surgical - 100% of Reasonable and Customary
                         X-ray & Lab - $100 per calendar year
                         Supplemental Accident - $150 per accident
                 Major Medical:
                         Deductible - $75/$225 per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Outpatient Psychiatric - 80% up to $2,000 per calendar year
                         Home Health Care - 80%
                         Prescription Drugs - 80%

         Over Age 65:
                 Medicare Supplement
                 Medicare Integration: Maintenance of Benefits
                         Deductible - $75 per individual per calendar year plus Medicare Part
                                  A & B Reimbursements
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $50,000
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Home Health Care - 80%
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                          Branch 609 (continued)



                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance:   1 times pay (2 times pay for executives)


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 815



Eligible Group:   Salaried Retirees - Marquette prior to 6/1/82

Participants as of 1/1/92:

                          Under 65      Over 65      Total
                          --------      -------      -----
            Retirees          7           138          145
            Spouses          15           122          137
                             --           ---          ---
            Total            22           260          282

Medical Plan:

    Under Age 65: Base plus Major Medical Plan
                 Base:
                         Hospital Room and Board - 120 days at semi-private in a 12 month consecutive period
                         Hospital Other Charges - full payment for 120 days
                 Major Medical:
                         Deductible - $50 per Individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum -$15,000; $500 automatic reinstatement provision
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

    Over Age 65: Base plus Major Medical Plan
                 Medicare Integration: Maintenance of Benefits
                 Base:
                         Hospital Room and Board - 120 days at semi-private in a 12 month consecutive period
                         Hospital Other Charges - full payment for 120 days
                 Major Medical:
                         Deductible - $50 per individual per calendar year
                         Coinsurance - 80%/20%
                         Out-of-Pocket Limits - none
                         Annual Maximum - none
                         Lifetime Maximum - $15,000; $500 automatic reinstatement provision
                         Out-patient Psychiatric - 80% up to $2,000 per calendar year
                         Prescription Drugs - 80%

                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                             Branch 815 (continued)


                 Medicare Part B:
                         Post-65 benefit premium reimbursed at 100% ($381.60 in 1992)



Life Insurance:   1 times pay


                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 161



Eligible Group:   Salaried Retirees - NYTR, PCA, PIN, PRM


Participants as of 1/1/92:

                          Under 65         Over 65      Total
                          --------         -------      -----
            Retirees          0             43           43
            Spouses           0              8            8
                              -             --           --
            Total             0             51           51


Medical Plan:

         Under Age 65:
                 No company plan

         Over Age 65:
                 No company plan

                 Medicare Part B:
                         Post-65 premium reimbursed at 100% ($381.60 in 1992).  May not apply to all retirees and spouses.



Life Insurance: Varies, most under $8,000.




                           LONE STAR INDUSTRIES, INC.
                  RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                                   Branch 16



Eligible Group:   Salaried Retirees - Hawaii Cement

Participants as of 1/1/92:

                           Under 65      Over 65      Total
                           --------      -------      -----
            Retirees          0             3            3
            Spouses           0             0            0
                              -             -            -
            Total             0             3            3

Medical Plan:

         Under Age 65:
                 No company plan

         Over Age 65:
                 No company plan

                 Medicare Part B:
                         No company reimbursement of premium.



Life Insurance: $4,000/$2,000


                                   EXHIBIT 2

                                   EXHIBIT 2



July 20, 1993

Mr. Stuart I. Wohl
Actuarial Associate
The Segal Company
1920 N Street, N.W.
Suite 500
Washington, D.C. 20036-1601

Re:   Lone Star Industries Retiree Benefits

Dear Stu:

The purpose of this letter is to provide you with a summary of our January 1, 1993 valuation of Lone Star Industries, Inc. retiree life and medical benefits for current salaried retirees. In addition, we are providing the enclosed diskette containing updated participant data as of 1/1/93 used in the valuation.

The principal results of the valuation were as follows (in 000's):

                                   1/1/93 APBO        1993 Cash Flow
                                   -----------        --------------
Medical Benefits                 $     34,769        $      3,655
Medical Part B                          5,410                 442
Life Insurance                         17,137               1,371
                                 ------------        ------------

    Total                              57,316               5,468

A breakout of information by branch is attached for medical, Medicare Part B, and life insurance benefits.

Participant data included 1,121 salaried retirees and 825 spouses/dependents as of 1/1/93. This group includes individuals retiring both pre and post petition, prior to 1/1/93. This data base has been updated and improved since the prior valuation, particularly in regard to the number and ages of eligible spouses. A layout of the data on our diskette is attached.

     Mr. Stuart I. Wohl
     The Segal Company
     July 20, 1993
     Page 2

    Actuarial assumptions used in the 1/1/93 valuation are shown on the attached summary. Changes in assumptions made since the prior valuation include the following:

         o We have incorporated an explicit valuation of ASO administrative fees, reflecting Lone Star's current agreement at $12.73 per retiree per month, and assuming that these fees increase at 5.0% per year. This approach replaces the "load" on net claims used in our 1/1/92 valuation.

         o    We have updated the start rates used to value medical benefits by
              (1) eliminating the expense load as indicated above, (2) reflecting 1992 claims experience, and (3) adjusting spouses start costs to reflect the significant revision to the number of spouses included in the participant data.

         o We have revised our assumption for Medicare Part B premium reimbursement to explicitly reflect the increases for 1993 and 1994 incorporated into law. In the 1/1/92 valuation, we used a flat 6.0% increase for all years. For the 1/1/93 valuation we have used a higher rate of 12.2% for 1993 and 1994, combined with a lower rate of 4.5% for subsequent years. This lower ultimate rate is intended to reflect anticipated CPI.

Please let us know if you have any questions about the attached information.


    Sincerely

    /s/  Peter M. Carroll

    Peter M. Carroll, FSA
    Consulting Actuary


    jv:001
    Enclosures

    cc:  Jeffrey Levitan
         Jeffrey Agnew
         Gerald Hyde
         William Roberts
         Richard Murdock
         Gary Tomaino

                           Lone Star Industries, Inc.
                     Retiree Life and Medical Benefit Plans

                   Actuarial Valuation as of January 1, 1993

                 Summary of Actuarial Assumptions Used to Value
                    Salaried Retirees as of January 1, 1993

                 ASSUMPTION           DESCRIPTION
Economic         Discount Rate        8.5% per annum, compounded annually.
Assumptions

Demographic      Mortality            The UP84 Mortality Table, set back two
Assumptions                           years.

Medical          Annual Medical                Year       Pre65    Post 65
Assumptions      Trend                         1993       17.0%    11.0%
                                               1994       16.0%    10.5%
                                               1995       15.0%    10.0%
                                               1996       14.0%     9.5%
                                               1997       13.0%     9.0%
                                               1998       12.0%     8.5%
                                               1999       11.0%     8.0%
                                               2000       10.0%     7.5%
                                               2001        9.0%     7.0%
                                               2002        8.0%     7.0%
                                               2003+       7.0%     7.0%
                 Age Related
                 Medical Cost Scale            Age                  Rate

                                               55-71                 3.5%
                                               72                    3.0%
                                               73                    2.5%
                                               74                    2.0%
                                               75                    1.5%
                                               76                    1.0%
                                               77                     .5%
                                               78+                    .0%

                 Medicare Part B               Year                 Rate
                 Premium Increase              1993                12.2%
                                               1994                12.2%
                                               1995+                4.5%

                 Expenses Current per capita charge ($12.73 per month per retiree) assumed to increase at 5.0% per year.


                                                                   July 20, 1993

                                   EXHIBIT 3

                           LONE STAR INDUSTRIES, INC.
                                POST BANKRUPTCY
              SALARIED RETIREE MEDICAL AND LIFE INSURANCE BENEFITS
                              Branch 911 (Revised)

Eligible Group:  Salaried Retirees

Medical Plan:

     Under Age 65

                 o       Deductible - $150/$300 per calendar year

     Effective January 1 of each year, annual deductibles change by medical trend

                 o       Coinsurance - 80%/20%
                 o Out-of-Pocket Limits - $1,500. Effective January 1 of each year annual out-of-pocket limits change by medical trend
                 o       Annual Maximum - none
                 o       Lifetime Maximum - $1,000,000
                 o       Hospital Room & Board - 80% with Pre-admission
                                  Review (50% without Pre-admission Review)
                 o       Surgical - 80% subject to Pre-admission Review for
                                  non-emergency inpatient care (50% without Pre-admission Review)
                 o       Out-patient Surgery - 80% subject to Pre-admission
                                  Review for non-emergency care (50% without Pre-admission Review)
                 o       Extended Care Facility - 80% up to maximum of daily
                                  semi-private room & board allowance
                 o       Inpatient Mental and Nervous Disorders Benefit -
                         80% (including treatment for alcohol and drug abuse) limited to $20,000 per year per individual and $50,000 lifetime benefit maximum per individual.
                 o       Out-patient Psychiatric - 80% up to $2,000 per
                                  calendar year
                 o       Prescription Drugs - 80%

     Monthly Contributions         Projected
                                   1/1/94
                                   ---------

     Retiree Only                   $ 43.00
     Retiree & Spouse                 84.00
     Retiree & Dependent              84.00
     Retiree & Multiple Dependents   124.00

Effective January 1 of each year, monthly contributions change by medical trend

c:\llsirml

     Over Age 65:

     Comprehensive Plan:

                 o       Medicare Integration - Maintenance of Benefits
                 o       Deductible - $150/$300 per calendar year

     Effective January 1 of each year, annual deductibles change by medical trend

                 o       Coinsurance - 80%/20%
                 o Out-of-Pocket Limits - $1,500. Effective January 1 of each year annual out-of-pocket limits change by medical trend
                 o       Annual Maximum - none
                 o       Lifetime Maximum - $100,000
                 o       Inpatient Mental and Nervous Disorders Benefit -
                         80% (including treatment for alcohol and drug abuse) limited to $20,000 per year per individual and $50,000 lifetime benefit maximum per individual.
                 o Out-patient Psychiatric - 80% up to $2,000 per calendar year
                 o       Prescription Drugs - 80%

Monthly Contributions             Projected
                                  1/1/94
                                  ---------

     Retiree Only                   $21.50
     Retiree & Spouse                42.00
     Retiree & Dependent             42.00
     Retiree & Multiple Dependents   62.00

Effective January 1 of each year monthly contributions change by medical trend

                                   EXHIBIT 4

                                   EXHIBIT 4

                              EXAMPLES CONCERNING
                                  VEBA SAVINGS


Example 1:       January  1,  1995  -  VEBA benefits include
                 prescription drugs for participants.

                 May 5, 1995 - "Health Care Legislation" is enacted to include prescription drugs as covered under Medicare, with an "effective date" as of January 1, 1998.

                 Since prescription drugs are covered under "New Plans" within the 270-day window period prior to the enactment of Health Care Legislation relating to such benefit, subject to the procedures specified in paragraph 1 (a) Reorganized Lone Star's contributions with respect to the years beginning January 1, 1999 would be reduced by the lesser of the amount of "VEBA Savings" or the amount of the corresponding "Increased Health Care Costs." In subsequent years, any reduction would be calculated notwithstanding any subsequent modifications to the VEBA's benefits to terminate, reduce or modify prescription drug benefits (i.e., the VEBA Savings would assume prescription drugs continue to be available under the VEBA).

Example 2:       January 1,  1995 - VEBA amended to exclude
                 prescription drugs for participants.

                 December 15, 1995 - Federal legislation is enacted to include prescription drugs as covered under Medicare, with an "effective date" of January 1, 1996.

                 Since  the  New  Plans  did  not  provide
                 prescription drugs within the 270-day window
                 period,   Lone   Star   cannot   reduce   its
                 contributions to the VEBA, regardless of its corresponding Increased Health Care Costs.

                                   EXHIBIT 5

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number            Name                   Sex       Birth         Branch
- ---------------   ------------------     ---       -------       ------
###-##-####     CARMINE MURATORE          M        5/12/34         EXE
###-##-####     JEROME BENNETT            M       10/20/22         EXE
###-##-####     JAMES  STEWART            M         2/8/22         EXE
###-##-####     ROBERT HUTTON             M        4/28/21         EXE
###-##-####     ROGER  MARTEL             M        6/10/26         911
###-##-####     NELSON RASH               M        11/8/34         911
###-##-####     ROBERT F SULLIVAN         M         4/1/36         911
###-##-####     FRANCIS FACCHETTI         M        1/17/22         911
###-##-####     BETTY  ADAMS              F        2/25/38         911
###-##-####     SUZANNE LUDWIG            M        9/19/34         911
###-##-####     JEROME PIMPIS             M        1/24/32         911
###-##-####     FRANCIS D CUTRESS         M        3/11/29         911
###-##-####     THELMA LANKOWSKI          F        12/1/32         911
###-##-####     FRANCIS F SABOURIN        M        2/11/32         911
###-##-####     MARY K MEDEIROS           F        8/10/25         911
###-##-####     JAMES  O'SULLIVAN         M         8/5/38         911
###-##-####     ALFRED W ACKER            M         1/3/30         911
###-##-####     CHESTER BETTINI           M         7/6/33         911
###-##-####     WILLIAM QUIMBY            M        6/27/29         911
###-##-####     JAMES T SCHULER           M         3/1/32         911
###-##-####     DOUGLAS K ROWELL          M        6/13/59         911
###-##-####     CONRAD J GORDON           M        7/29/37         911
###-##-####     SANDRA L KNOWLTON         F         6/4/35         911
###-##-####     BOHUSLAV VODICKA          M        7/17/29         911
###-##-####     ARVID  KALNS              M       11/25/22         911
###-##-####     ARTHUR  ALBIN             M         9/4/30         911
###-##-####     CLARENCE BYARD            M       12/22/30         911
###-##-####     JAN E  MERVA              M        2/19/36         911
###-##-####     TOMAS  MENDEZ             M        8/29/35         911
###-##-####     GEORGE C CARELLA          M        9/13/27         911
###-##-####     M    ARAGON               M        7/16/16         911
###-##-####     JACQUES D MUNTZ           M        5/18/40         911
###-##-####     EMELIE C MAIOLO           F        6/18/37         911
###-##-####     HERMAN ORFINI             M        2/27/26         911
###-##-####     ROBERT HIGGINS            M        11/8/34         911
###-##-####     MARION UHLER              M        9/10/27         911
###-##-####     PAUL L SCHMUCK            M       11/16/25         911
###-##-####     ARLENE SMITH              F        8/31/28         911
###-##-####     FRANK L STAMPF            M         7/1/29         911
###-##-####     BETTY  HESS               F        7/23/26         911
###-##-####     JOHN B BAINES             M         7/3/27         911
###-##-####     LONNIE HARCUM             M        9/19/29         911
###-##-####     BAYARD M CALL             M         5/4/30         911
###-##-####     JOHN  SKEEL               M        12/4/31         911

                    Page 1                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number            Name                   Sex       Birth         Branch
- ---------------   ------------------     ---       -------       ------

###-##-####     FREDERICK AUKEMAN        M        9/13/28        911
###-##-####     DAVID  BAILEY            M        1/23/36        911
304.34-9853     KENNETH ARCHER           M        4/29/35        911
###-##-####     RICHARD ALBRIGHT         M        9/18/27        911
###-##-####     IRIS  DUCLOS             F       10/15/34        911
###-##-####     ROBERT L MOORE           M        8/19/33        911
###-##-####     ROBERT J LASIK           M       10/24/30        911
###-##-####     GERALD J FORBES          M       11/22/30        911
###-##-####     WALLACE G IRMSCHER       M        1/22/23        911
###-##-####     PAUL   BISHOP            M         9/4/35        911
###-##-####     DANIEL  ALDERMAN         M         8/6/30        911
###-##-####     HARRY J GARFIELD         M         6/9/29        911
###-##-####     GEORGE  MILLARD          M       11/20/32        911
###-##-####     WILLIAM D HINSHAW        M       11/14/26        911
###-##-####     ROBERT  STEVERSON        M       11/10/26        911
###-##-####     LOGAN  BOREN             M        1/24/24        911
###-##-####     OLLIE E BILLINGS         M         2/5/28        911
###-##-####     LAMONT T. GATES          M        2/16/34        911
###-##-####     LENNIS  DORION           M         1/7/26        911
###-##-####     GEORGE K FRAMNES         M        7/14/41        911
###-##-####     CHARLES GREEN            M       12/29/33        911
###-##-####     GEORGE  NEWBY            M        4/10/36        911
###-##-####     BOB    DARE              M        4/24/39        911
###-##-####     BERNARD BOYD             M        7/21/32        911
###-##-####     HUGO   GUILARTE          A         9/3/35        911
###-##-####     WILLIAM D MAY            M        1/29/28        911
###-##-####     CHARLES RATLIFF          M        9/10/31        911
###-##-####     WILLIAM M ELSEY          M        10/2/27        911
###-##-####     WAYLAND PETTY            M        2/15/35        911
###-##-####     ThOMAS  HAVNES           M        7/24/31        911
###-##-####     DOMINIC TEDESCO          M        6/13/27        911
###-##-####     RICHARD F YOUNGERMAN     M       12/14/24        911
###-##-####     GLENN D WALTON           M        9/12/25        911
###-##-####     HARRY  HOLZAPFEL         M        3/24/32        911
###-##-####     GILBERT KOCH             M        6/23/29        911
###-##-####     OSCAR K DAGGS            M        7/19/25        911
###-##-####     GORDON  JOHNSON          M        5/20/29        911
###-##-####     JOHN   DUNN              M        4/24/29        911
###-##-####     LOBERTA M DONOVAN        F        9/15/36        911
###-##-####     TWILA J WILLIAMS         F        6/20/29        911
###-##-####     FRANCIS PETERSON         M        11/1/33        911
###-##-####     MELQUIA DESROMERO        M         1/9/28        911
###-##-####     FRANCIS E PURCELL        M         4/6/31        911
###-##-####     WILLIAM KIRKPATRICK      M       11/19/27        911



                                 Page 2                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number            Name                   Sex       Birth         Branch
- ---------------   ------------------     ---       -------       ------

###-##-####     NELSON RASH               M       11/8/34          911
###-##-####     A    GUENETTE             M       11/3/27          610
###-##-####     RONALD DIONNE             M        8/4/33          610
###-##-####     J    JOSEPH               M       1/27/30          610
###-##-####     DONALD W PUBLICOVER       M       5/26/27          610
###-##-####     W     DALE                M       3/13/23          610
###-##-####     EDWARD VASILE             M        8/2/19          610
###-##-####     P    BARRY                M        8/8/29          610
###-##-####     R C   TANDUS              F       1/20/22          610
###-##-####     R    DOLHAM               M      12/16/21          610
###-##-####     JOHN J. MCGONAGLE         M       1/22/22          610
###-##-####     JOHN J GRAHAM             M        7/3/22          610
###-##-####     I    MULLIN               F      11/14/19          610
###-##-####     H    HOLDEN               M      10/29/25          610
###-##-####     A    KERKMANN             M       4/13/25          610
###-##-####     EDWARD D WILLETTE         M       11/1/30          610
###-##-####     M    KOSTURKO             F       6/26/30          610
###-##-####     M    NAPPI                F       3/11/22          610
###-##-####     M    NICOLETTI            F        4/6/29          610
###-##-####     ALBERT BERBERICH          M       4/19/32          610
###-##-####     J    NORIEGA              M       6/30/30          610
###-##-####     A    IMHOFF               M       8/22/25          610
###-##-####     F    DE LA VIESCA         M        2/3/21          610
###-##-####     D    MCDONOUGH            M       4/18/28          610
###-##-####     T    CARLOUGH             M       9/29/20          610
###-##-####     JOHN A KEENAN             M        4/1/28          610
###-##-####     B    SCHUERGER            F       9/25/20          610
###-##-####     LOUIS  VASCO              M       6/28/27          610
###-##-####     G    BICKEL               M       4/29/24          610
###-##-####     FRANCIS VANDYKE           M        4/4/25          610
###-##-####     CHRISTOPHE MEANY          M       12/9/28          610
###-##-####     THOMAS DULLAHAN           M      10/27/33          610
###-##-####     K    RELYEA               M       3/28/21          610
###-##-####     JOHN  STUBBS              M        4/9/30          610
###-##-####     R    NENNI                M       3/25/31          610
###-##-####     B    KETTERER             M        7/2/24          610
###-##-####     JANET F FRUSCIANTE        F       2/20/51          610
###-##-####     R    READ                 M       6/16/20          610
###-##-####     A    CARBONE              M       4/13/23          610
###-##-####     J    KANE                 M       8/17/23          610
###-##-####     C    FREY                 M       8/10/30          610
###-##-####     J    DRISCOLL             M       8/16/23          610
###-##-####     BRUCE  SINKEY             M      12/28/25          610
###-##-####     R    FIDURA               M       8/16/31          610

                     Page 3                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     R    RAU                  M      10/30/28          610
###-##-####     S    HELLSTROM            M      10/28/24          610
###-##-####     F    DELANEY              M       11/1/22          610
###-##-####     JOSEPH HOGAN              M       5/10/28          610
###-##-####     CHENG H CHIN              M      12/19/27          610
###-##-####     GEORGE SEGNIT             M       8/11/23          610
###-##-####     E    ANDERSON             M       4/26/29          610
###-##-####     EDWIN D SWEENEY           M       10/1/33          610
###-##-####     ROBERT MOON               M       3/11/27          610
###-##-####     J    BAIOCCO              M       2/13/32          610
###-##-####     T    CODD                 M        9/7/32          610
###-##-####     DONALD MELIUS             M      12/19/26          610
###-##-####     D    DENNO                M       8/28/19          610
###-##-####     R    PAGANO               M       3/21/34          610
###-##-####     W     RUDOLPH             M       6/21/31          610
###-##-####     T    PRICE                M      12/23/19          610
###-##-####     E    WINTLE               M       3/28/33          610
###-##-####     N    RAMBLER              F      10/23/24          610
###-##-####     GERALD A ETMAN            M       12/9/29          610
###-##-####     H    GREEN                M       6/10/27          610
###-##-####     PETER  ANDERSEN           M       11/1/30          610
###-##-####     W     HENRICK             M       1/14/26          610
###-##-####     C    LOMAX                F       2/28/26          610
###-##-####     J    FOSTER               M       11/4/29          610
###-##-####     W     SHAW                M       7/21/25          610
###-##-####     R    EBNER                M        2/8/31          610
###-##-####     VICTOR BURTON             M        3/1/27          610
###-##-####     J    SUEIRAS              M        5/2/26          610
###-##-####     S    WOODRING             M       7/15/22          610
###-##-####     T    EGNOT                M       5/16/33          610
###-##-####     D    BOHONAS              M       3/11/32          610
###-##-####     ELMER  BAUER              M        7/6/18          610
###-##-####     RUDOLPH MARKOVITZ         M       2/10/26          610
###-##-####     R    SEARLES              M        4/3/28          610
###-##-####     CHARLES SKRAPITS          M      10/18/27          610
###-##-####     J    BLANK                M       8/14/27          610
###-##-####     BERNARD SAHENE            M       5/21/27          610
###-##-####     J    SCHLEGEL             M       4/15/20          610
###-##-####     L    HAVICE               M       5/14/15          610
###-##-####     RUSSELL J JOHNSON         M       4/24/23          610
###-##-####     W    PAUKOVITZ            M      10/27/22          610
###-##-####     S    MAGDITCH             M        6/3/20          610
###-##-####     CARL  CASEY               M       6/29/30          610
###-##-####     WAYNE  FULLERTON          M       6/21/30          610

                    Page 4                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     H    WEIDMAN              M        3/6/24          610
###-##-####     P   RIONDET               M       2/24/28          610
###-##-####     R   BOEHMER               M       6/22/24          610
###-##-####     W    CLEMENTS             M       6/28/33          610
###-##-####     JOHN  MALLOY              M      11/14/26          610
###-##-####     J    HOFFERT              M       3/28/24          610
###-##-####     CHARLIE FEHNEL            M       3/11/24          610
###-##-####     ANDREW KOHAN              M       6/19/24          610
###-##-####     CATHERINE HECKMAN         F        3/9/25          610
###-##-####     KERMIT LILLY              M        7/9/26          610
###-##-####     G    BOWARD               M       8/24/32          610
###-##-####     RICHARD T. JACKSON        M        8/6/31          610
###-##-####     JEANNE M REESER           F       12/1/28          610
###-##-####     GENE B. KELLER            M        8/9/30          610
###-##-####     JOHN  KELLER              M       6/30/26          610
###-##-####     DONALD KLICK              M       4/23/31          610
###-##-####     J    EDWARDS              M      12/26/24          610
###-##-####     W    MACLIN               M       10/8/23          610
###-##-####     K    MORRIS               M      10/12/27          610
###-##-####     ROBERT A. CRAVEN          M       2/28/29          610
###-##-####     JAMES  PARKERSON          M        1/9/24          610
###-##-####     HERBERT H CLARK           M       1/18/35          610
###-##-####     RAY   GRUBBS              M       1/16/34          610
###-##-####     L    WRENN                M       10/5/26          610
###-##-####     W    WALKER               M       2/27/28          610
###-##-####     A    POTTS                M      10/20/21          610
###-##-####     EDDIE M MINSON            M       7/15/30          610
###-##-####     C    MYERS                M        4/8/29          610
###-##-####     BRUCE C COPAL             M       11/6/32          610
###-##-####     A    DAVIDSON             M       4/20/32          610
###-##-####     J    PEARSON              F       2/20/34          610
###-##-####     HAZEL P TAYLOR            F       9/18/20          610
###-##-####     W   UTLEY                 M        4/7/27          610
###-##-####     H    DAVIS                M      10/16/17          610
###-##-####     T   MELTON                M        7/2/23          610
###-##-####     H   REID                  M       4/27/26          610
###-##-####     P    MOSS                 M       5/11/26          610
###-##-####     JACK L MARTIN             M       9/21/27          610
###-##-####     G    RIDGWELL             M       11/2/29          610
###-##-####     H    WELCH                M       1/27/33          610
###-##-####     J    SAWYER               M      12/17/22          610
###-##-####     J    MEADOR               M      11/20/24          610
###-##-####     M    OVERBY               F       6/13/22          610
###-##-####     JOHN W HARRIS             M        9/1/25          610

                     Page 5                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     K    WILLIAMS             M       8/19/26         610
###-##-####     D    OVERBY               M       6/12/30         610
###-##-####     J   PEEBLES               M      12/15/30         610
###-##-####     V     ALL                 M       5/15/28         610
###-##-####     R   BRUGH                 M       3/15/31         610
###-##-####     THOMAS R DEAL             M       3/10/31         610
###-##-####     W    AUSTIN               M       12/4/32         610
###-##-####     R   BARTOL                M       4/24/36         610
###-##-####     M   HUDGINS               M      10/17/37         610
###-##-####     D    GOFFIGAN             M       10/2/23         610
###-##-####     K   BURTON                M      12/28/25         610
###-##-####     WALTER GRAY               M       9/24/27         610
###-##-####     JOHN G GRAY               M      12/25/29         610
###-##-####     W    WHITEHURST           M        8/6/28         610
###-##-####     L   PERKINS               M      11/19/29         610
###-##-####     G    GRANT                M       8/22/31         610
###-##-####     R   DOXEY                 M       3/21/28         610
###-##-####     J    WEST                 M       2/10/22         610
###-##-####     C    RIDDLE               M       3/31/26         610
###-##-####     WALTER EADS               M       5/19/25         610
###-##-####     C   PURKINS               M       6/19/25         610
###-##-####     B    DIGGS                M        4/1/28         610
###-##-####     R   LEE                   M       5/18/29         610
###-##-####     C    DILLON               M      10/27/28         610
###-##-####     C   HEDRICK               M      10/11/27         610
###-##-####     F   SAUVAGER              M       8/27/22         610
###-##-####     FREDERICK MCCARTHY        M        3/1/28         610
###-##-####     N   WASHER                M        8/6/26         610
###-##-####     M    WOOD                 M       2/23/33         610
###-##-####     S    SPRINKEL             M       8/24/32         610
###-##-####     M   MILLIKEN              F       9/12/19         610
###-##-####     DANIEL C. NAFF            M       5/19/19         610
###-##-####     THOMAS HARPER             M       5/25/20         610
###-##-####     K   JENS                  M       4/22/20         610
###-##-####     R   LYNCH                 M      10/27/22         610
###-##-####     P   HAYWOOD               F        1/2/23         610
###-##-####     R   MAYTON                M       12/6/28         610
###-##-####     J   BURBRIDGE             M       8/10/31         610
###-##-####     THOMAS WORKMAN            M       8/10/31         610
###-##-####     CARL   HANCOCK            M       7/27/23         610
###-##-####     A   HINN                  M        4/3/22         610
###-##-####     T   COX                   M        3/1/23         610
###-##-####     J   HARRISON              M       1/25/23         610
###-##-####     J   KUBE                  F       7/28/29         610

                    Page 6                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     MINNIE WAGEMAKER          F       7/16/29          610
###-##-####     PAULINE WOOD              F        9/2/24          610
###-##-####     M    MASON                M       5/27/33          610
###-##-####     J   SIMPSON               M        7/3/36          610
###-##-####     H    LAMM                 M       8/18/24          610
###-##-####     C    LLEWELLYN            M       9/12/28          610
###-##-####     O    TURNER               M        2/8/26          610
###-##-####     NEIL A MACDONALD          M       1/22/28          610
###-##-####     WILLIAM H WASHINGTON      M       4/25/20          610
###-##-####     R    ROWE                 M       4/18/36          610
###-##-####     W    HOWARD               M       6/14/26          610
###-##-####     C    CONNOR               M       9/15/24          610
###-##-####     J   MEETZE                M       3/27/27          610
###-##-####     J   ADAMS                 M       5/10/30          610
###-##-####     PHILLIP B LINDLER         M        6/7/31          610
###-##-####     W    BICKLEY              M       8/25/37          610
###-##-####     L    ASHFORD              M        3/2/23          610
###-##-####     J   PARK                  M       11/9/31          610
###-##-####     M    CORLEY               M       3/13/21          610
###-##-####     S    BROWN                M        4/3/28          610
###-##-####     JOHN  KOOPMAN             M       3/19/25          610
###-##-####     J   BENNETT               M       6/15/30          610
###-##-####     J   WOODS                 M      10/24/24          610
###-##-####     USHER  WINSLETT           M       7/16/32          610
###-##-####     D    SCHLEY               M       7/29/29          610
###-##-####     B   #66DREW               M       4/20/22          610
###-##-####     F    HUTCHESON            M       4/12/27          610
###-##-####     O    GONZALEZ             M        4/2/28          610
###-##-####     E    FUENTES              M       12/3/33          610
###-##-####     ISRAEL PORRAS             M        2/8/18          610
###-##-####     J   DOLCATER              M       6/21/20          610
###-##-####     GUILLERMO FERNANDEZ       M       6/25/28          610
###-##-####     A    MIRANDA              M       2/19/33          610
###-##-####     C    HOLMES               M       9/13/28          610
###-##-####     R    BUCKNER              M        4/5/31          610
###-##-####     JULIO  MARTIN             M      12/18/28          610
###-##-####     ROSENDO COSTERO           M       7/10/34          610
###-##-####     GLENDAL R GOTHARD         M        6/5/33          610
###-##-####     ALTON R MARKINS           M      11/22/26          610
###-##-####     DORMAN KERNS              M       3/11/27          610
###-##-####     HANS  RUEGGER             M       4/22/31          610
###-##-####     H    BONSTEEL             M      12/11/21          610
###-##-####     R    TAYLOR               M       5/23/30          610
###-##-####     W    MEISTER              M       3/24/22          610

                     Page 7                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     RAYMOND R EVANS           M       1/18/28         610
###-##-####     CONARD SHINN              M       4/21/27         610
###-##-####     MARION GOODMAN            M       4/12/27         610
###-##-####     SAMUEL J. MAJOR           M       7/11/18         610
###-##-####     E    GILMAN               M       4/15/32         610
###-##-####     V    BROWN                M       6/22/20         610
###-##-####     C    COOPER               M       1/16/25         610
###-##-####     HAROLD L RODGERS          M      10/29/28         610
###-##-####     H    GILLASPY             M       6/22/28         610
###-##-####     PHILIP E GOODE            M        2/3/18         610
###-##-####     M    BROWN                F        5/9/24         610
###-##-####     JAMES E RADICAN           M       4/20/30         610
###-##-####     G    REED                 M      10/17/23         610
###-##-####     C    NEWGENT              M        4/1/26         610
###-##-####     J    GIBBS                M        9/8/25         610
###-##-####     B    PRITCHAAD            M       8/13/24         610
###-##-####     KENNETH NORMAN            M       12/5/26         610
###-##-####     R    MCKAMEY              M        7/2/34         610
###-##-####     R    GRUBB                M       7/22/30         610
###-##-####     ROBERT W WALLACE          M       2/12/31         610
###-##-####     G    BALDWIN              M      12/13/33         610
###-##-####     P    O'CONNELL            M       2/29/20         610
###-##-####     G    FOX                  M       7/23/25         610
###-##-####     WILLIAM D DAVIS           M       12/5/26         610
###-##-####     W    CUMMINGS             M        4/4/20         610
###-##-####     J    KEEN                 M        6/3/23         610
###-##-####     H    BUCKLEY              M       8/14/27         610
###-##-####     EMORY J. FEKETY           M       4/26/22         610
###-##-####     GEORGE M. CUNNINGHAM      M       9/24/27         610
###-##-####     OSCAR  MILLER             M      10/12/26         610
###-##-####     G    BOERKE               M       11/1/30         610
###-##-####     L    RUTKOWSKI            M        1/3/25         610
###-##-####     P    ANGELLO              M       5/30/26         610
###-##-####     C    WIGGINTON            M       3/16/30         610
###-##-####     ERNEST KIERAS             M       1/27/26         610
###-##-####     C    BOLINE               F      12/17/33         610
###-##-####     ERNST  BUTTIKER           M       6/20/31         610
###-##-####     ROBERT F KIZER            M        9/7/34         610
###-##-####     R    SCOTT                M       7/19/30         610
###-##-####     D    CAUDILL              M       11/9/28         610
###-##-####     J    DAY                  M       6/24/24         610
###-##-####     DENNIS KASH               M      11/19/27         610
###-##-####     W    WALKER               M      11/21/38         610
###-##-####     R    GARLAND              M        5/5/25         610

                    Page 8                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     MARION BILLINGS           F        5/9/21          610
###-##-####     C    MCCLINTON            Y        4/9/24          610
###-##-####     ROBERT D BLANTON          M        8/6/25          610
###-##-####     STERLING LATHEM           M       1/21/28          610
###-##-####     L    WHITE                M      11/15/30          610
###-##-####     B    JOHNSON              M        2/6/28          610
###-##-####     D    GODWIN               M       1/30/23          610
###-##-####     O    STRICKLAND           M      10/14/22          610
###-##-####     E    KOSTELECKY           M       7/23/23          610
###-##-####     C    YOUNG                M      11/21/30          610
###-##-####     T    DALE                 M       4/13/28          610
###-##-####     ROBERT E PATRICK          M       11/4/29          610
###-##-####     J    MOTES                M       4/11/34          610
###-##-####     JOHN  CALDWELL            M      12/24/23          610
###-##-####     DEWEY  MYERS              M       4/28/27          610
###-##-####     WILLARD LOCKHART          M        9/7/30          610
###-##-####     A    BRANSTETTER          M       12/3/24          610
###-##-####     JOE D. LEE                M        2/3/26          610
###-##-####     ROBERT A HALL             M       1/28/21          610
###-##-####     G    SCHNEIDER            M        8/7/22          610
###-##-####     P    LETO                 M       3/10/33          610
###-##-####     SIDNEY P FUNCK            M        6/8/31          610
###-##-####     A    LAUER                M       10/6/32          610
###-##-####     E    ROBIN                M       5/22/30          610
###-##-####     C    BURNS                M       2/28/18          610
###-##-####     MARION PORTER             M       10/2/28          610
###-##-####     ARNOLD H MCQUEEN          M       9/30/27          610
###-##-####     J    EBERHARDT            M       6/28/27          610
###-##-####     JOSEPH E MCCLENDON        M       7/31/28          610
###-##-####     B    HAYNES               M       5/27/20          610
###-##-####     THOMAS STEEN              M       5/11/27          610
###-##-####     ADAM R STAFFORD           M      10/30/24          610
###-##-####     L    DUPRE                M        6/8/27          610
###-##-####     N    HOLLARD              F       11/6/34          610
###-##-####     LOUIS  HYMEL              M        8/6/24          610
###-##-####     S    CARROLL              F       2/26/24          610
###-##-####     D    KALTENBACH           M      11/13/24          610
###-##-####     W    RINGGOLD             M        4/2/21          610
###-##-####     LOUIS F JUNG              M       9/24/26          610
###-##-####     JAMES  SIMONEAUX          M        8/7/26          610
###-##-####     ROBERT E OWENS            M       3/20/33          610
###-##-####     BOB L  BRANDON            M       3/10/30          610
###-##-####     L    LONDON               M        2/6/21          610
###-##-####     G    MADDEN               M      12/18/23          610

                     Page 9                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     A     CHALMERS            M        7/9/23          610
###-##-####     W      BATES              M       8/13/27          610
###-##-####     C     BATES               M       4/24/25          610
###-##-####     E     MEISELL             M       1/18/18          610
###-##-####     BENNIE ROBINSON           M      11/25/19          610
###-##-####     J     STELLE              M       7/28/22          610
###-##-####     D     CROWDER             M        4/6/24          610
###-##-####     J     ROUTH               M       5/18/32          610
###-##-####     O     FREEMAN             M       8/15/24          610
###-##-####     W      GILMORE            M      10/19/19          610
###-##-####     M     MAXWELL             F       2/27/24          610
###-##-####     HOYLE E HENDLEY           M        8/9/26          610
###-##-####     J     CROOKS              M      11/22/32          610
###-##-####     FLOYD  LEWIS              M       7/20/29          610
###-##-####     W     LEE                 M       10/9/32          610
###-##-####     L     WOSTAREK            M      10/26/23          610
###-##-####     J     ADAMS               M       1/14/24          610
###-##-####     GLEN F PRESNELL           M       8/25/28          610
###-##-####     ROBERT WHITMAN            M        2/6/29          610
###-##-####     A     CUNNINGHAM          M       8/18/30          610
###-##-####     J     VICKERY             M       12/3/32          610
###-##-####     J     RASBERRY            M       7/16/32          610
###-##-####     CHARLES ROBERSON          M       1/25/27          610
###-##-####     FRANK  BARFIELD           M        7/3/25          610
###-##-####     HERSHEL R SUGG            M       3/16/25          610
###-##-####     R     ZETZMAN             M       8/18/24          610
###-##-####     JAMES A NEAL              M       1/23/31          610
###-##-####     F     ROWNEY              M        1/9/33          610
###-##-####     CHARLES D COPPINGER       M       9/16/23          610
###-##-####     J     BATLA               M       11/1/28          610
###-##-####     H     WILLIAMS            M       2/28/30          610
###-##-####     W     ORDNER              M        9/1/32          610
###-##-####     V     EWING               M       6/14/22          610
###-##-####     B     SUTTLES             M       4/15/27          610
###-##-####     B     MANNING             M       6/19/33          610
###-##-####     ERNEST SHELLEY            M        3/8/34          610
###-##-####     ERIC   BURNETT            M       3/29/28          610
###-##-####     K     LAIR                M       7/31/32          610
###-##-####     A     CRAWFORD            M        9/2/25          610
###-##-####     L     NEUENDORFF          M       6/15/29          610
###-##-####     E     SIMMONS             M       9/24/22          610
###-##-####     JACK    BRICE             M       9/23/25          610
###-##-####     H     SCRUGGS             M       1/27/28          610
###-##-####     R     CLINTON             M       2/24/25          610

                    Page 10                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     E    WIENKEN              M       5/18/30          610
###-##-####     HENRY E GLASER            M       9/24/23          610
###-##-####     FRANK  MITCHELL           M       3/22/23          610
###-##-####     G    BRADLEY              M       9/16/24          610
###-##-####     G    BETHEL               M        8/2/28          610
###-##-####     G    PHILLIPS             M       5/17/24          610
###-##-####     M    NEUENDORFF           M      11/16/23          610
###-##-####     W    KIRKHAM              M       10/2/27          610
###-##-####     L    SEBESTA              M       8/19/32          610
###-##-####     J    PERRY                M        3/6/29          610
###-##-####     D    HOUSTON              M       6/23/29          610
###-##-####     B    WARZON               M       10/6/30          610
###-##-####     RAYMOND L FOERSTER        M        8/1/31          610
###-##-####     ELO   STOCK               M       7/16/25          610
###-##-####     G    MONTGOMERY           M       9/24/24          610
###-##-####     FRANK N CARTER            M       3/19/27          610
###-##-####     JIMMY  ODEN               M        8/7/33          610
###-##-####     V    MAYHEW               F        6/8/23          610
###-##-####     A    CAYWOOD              M       2/18/26          610
###-##-####     L    CHRISTENSON          M       1/13/26          610
###-##-####     ROBERT E DRAKE            M        9/1/28          610
###-##-####     E    WILLIAMS             M      11/10/33          610
###-##-####     B    CRUMP                F      12/15/35          610
###-##-####     ROBERT FLEMING            M       2/24/27          610
###-##-####     F    MORAN                F       8/13/25          610
###-##-####     LOREN  LAMB               M       1/16/29          610
###-##-####     NYLE  LARSON              M        9/5/19          610
###-##-####     L    GJENVICK             M       8/28/26          610
###-##-####     A    SIMENGAARD           M       7/11/27          610
###-##-####     CARL E NINNEMAN           M       6/19/30          610
###-##-####     J    KLUVER               M      11/15/26          610
###-##-####     ERNA  JONES               M      12/24/21          610
###-##-####     DONALD M SCHAEFER         M       11/5/30          610
###-##-####     R    NELSON               M       5/28/19          610
###-##-####     DONALD H ALBEE            M       1/16/24          610
###-##-####     J    MENGWASSER           M        1/9/34          610
###-##-####     L    SMITH                M       1/25/23          610
###-##-####     MARY H ANDREWS            F       12/5/21          610
###-##-####     T    COLEMAN              M       9/30/29          610
###-##-####     MARVIN SMITH              M       8/10/28          610
###-##-####     W    SIEBERG              M       3/19/25          610
###-##-####     BARNEY S RICKETTS         M       3/16/27          610
###-##-####     ARNOLD KETTERLING         M      11/26/28          610
###-##-####     KENNETH WILES             M       6/27/27          610

                     Page 11                                 1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     CALVIN RADCLIFF            M       7/18/27         610
###-##-####     A   BUDY                   M      11/16/17         610
###-##-####     CLIFFORD WLEACH            M       1/18/37         610
###-##-####     L   BASEL                  M      11/29/28         610
###-##-####     O   CROOK                  M       12/6/28         610
###-##-####     M   LEE                    F        3/5/25         610
###-##-####     L   STRANSKY               M       12/9/28         610
###-##-####     DENNIS DUNIVAN             M       5/27/28         610
###-##-####     CHARLES GOVE               M       5/12/27         610
###-##-####     D    STEADMAN              M      11/16/29         610
###-##-####     EDWIN  GALLACHER           M        5/5/24         610
###-##-####     H    WITTKE                M        8/3/36         610
###-##-####     GERALD HAWLEY              M       12/1/26         610
###-##-####     D    KNESAL                F        1/1/21         610
###-##-####     P    STOMS                 M       5/23/26         610
###-##-####     V   WALTON                 F        3/3/27         610
###-##-####     H   CASTILLO               M        3/1/34         610
###-##-####     E   BERTANA                M       1/25/29         610
###-##-####     L   CHU                    M        4/9/21         610
###-##-####     ROBERT LIPPI               M       4/30/24         610
###-##-####     CHARLES H MEADERS          M       7/13/25         610
###-##-####     TOM   SAUNDERS             M       8/23/25         610
###-##-####     E   MCSWEENEY              M        8/1/20         610
###-##-####     ALYCIA GODDARD             F      10/26/26         610
###-##-####     VERNER DAVIDSON            M       2/27/22         610
###-##-####     F   SMALES                 M       10/7/14         610
###-##-####     M   ROMERO                 M      11/10/20         610
###-##-####     D    WEEKS                 M       12/4/29         610
###-##-####     ROBERT C. HUGHES           M       2/19/15         610
###-##-####     MAYES O KEY                M        3/3/26         610
###-##-####     LUDWIG BOYADJIAN           M        9/3/22         610
###-##-####     EVELYN ROYALS              M       2/11/27         610
###-##-####     C   GARNIN                 M       4/18/15         610
###-##-####     E   GIDEON                 F       5/30/21         610
###-##-####     JOHN  COLOMBINI            M       5/23/22         610
###-##-####     R    THARRATT              M       5/17/23         610
###-##-####     D   IRVINE                 M       9/26/26         610
###-##-####     J   LOSER                  M       1/22/36         610
###-##-####     A   BROWN                  M      12/14/21         610
###-##-####     A   SPERRY                 M      11/18/20         610
###-##-####     G   TALLEY                 M      12/24/25         610
###-##-####     G   SIMS                   M       9/26/27         610
###-##-####     EARL H RHODES              M        9/8/27         610
###-##-####     M   MERRELL                M        5/9/26         610

                    Page 12                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####    CHARLEEN RUBITSKY          F       10/29/35         610
###-##-####    KENNETH A CARDOZA          M        4/16/28         610
###-##-####    P    SOUZA                 F       11/21/25         610
###-##-####    K    NISHIHARA             M        8/11/28         610
###-##-####    ROBERT M KOGA              M        7/31/15         610
###-##-####    P    HAUCK                 M        7/11/22         610
###-##-####    J    WORK                  M         2/6/22         610
###-##-####    W    NEAL                  M       10/11/23         610
###-##-####    P    RAMBIN                M        6/22/25         610
###-##-####    PAUL R GRIFFIN             M        3/17/33         610
###-##-####    CATHERINE RANSOM           F        7/29/07         609a
###-##-####    PATRICIA JENKINS           F        12/4/20         609a
###-##-####    W    HALDAS                M        2/19/17         609a
###-##-####    JOSEPH A DOOLEY            M         6/1/23         609a
###-##-####    GWEN  TUCKER               F        12/1/13         609a
###-##-####    NICHOLAS LIBERATOR         M        6/19/16         609a
###-##-####    G    AGOVINO               M        2/27/18         609a
###-##-####    ROY   RASMUSSEN            M         3/9/13         609a
###-##-####    OLAF P. KAYSER             M        9/15/21         609a
###-##-####    RUTH  KOLLATH              F        3/14/19         609a
###-##-####    M ELEANOR DAILEY           F        4/29/17         609a
###-##-####    ALFRED T KHOURY            M        1/29/18         609a
###-##-####    J    COURTNEY              M        8/20/15         609a
###-##-####    STEPHNAIE BUDGE            F         7/3/08         609a
###-##-####    VICENTA CABRAL             F        1/16/17         609a
###-##-####    IRVING TUCKER              M         4/4/14         609a
###-##-####    EVELYN PALEN               F        10/3/16         609a
###-##-####    H    PATTERSON             F       11/14/94         609a
###-##-####    WALTER F LAW               M        4/11/02         609a
###-##-####    MICHAEL TROJAN             M        3/29/22         609a
###-##-####    A    HOLT                  F         6/9/16         609a
###-##-####    A    FUSARO                M       11/18/20         609a
###-##-####    JOHN  BRAKER               M       10/19/07         609a
###-##-####    J    GASCHEL               M        3/22/13         609a
###-##-####    FERDINAND CONTE            M        6/23/11         609a
###-##-####    JAMES  GORMAN              M        1/27/06         609a
###-##-####    EARL  JOHNS                M         6/8/01         609a
###-##-####    LEONARD R PRITCHARD        M        2/27/07         609a
###-##-####    MATHILDA SMITH             F        7/14/07         609a
###-##-####    ARTHUR LARSON              M       11/11/06         609a
###-##-####    ROBERT KELLERHOUSE         M        5/10/21         609a
###-##-####    WILLIAM JARNEY             M        5/28/12         609a
###-##-####    P    ALVAREZ               M       10/18/23         609a
###-##-####    DOROTHY PETERSON           F         3/2/06         609a

                     Page 13                                     1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     MILTON SCHEIBER           M       9/11/16         609a
###-##-####     WILLIAM B HURLEY          M       8/20/27         609a
###-##-####     ROBERT J. JAGER           M      11/30/04         609a
###-##-####     ROSEMARIE RIGANO          F      10/10/23         609a
###-##-####     E   MAEXNER               M       5/24/24         609a
###-##-####     A    DISTEPHANO           M       5/12/15         609a
###-##-####     L    HENDERSON            M        2/1/17         609a
###-##-####     RALPH  LEWIS              M      12/25/30         609a
###-##-####     JOHN J. MCEVOY            M        8/6/23         609a
###-##-####     W   MCKENNEY              M       9/15/27         609a
###-##-####     F   MARTIN                F       1/18/99         609a
###-##-####     R    DARCY                F        6/9/24         609a
###-##-####     EUGENE POPE               M       5/17/18         609a
###-##-####     B    BERNE                F       3/16/12         609a
###-##-####     ALFRED GIANNOTTI          M       8/19/15         609a
###-##-####     FRANK  LONGO              M        9/9/29         609a
###-##-####     W    ODELL                M       5/29/20         609a
###-##-####     WILLIAM SMULLEN           M       6/15/12         609a
###-##-####     THOMAS MC DERMOTT         M       2/14/07         609a
###-##-####     EDWARDS BRAND             M       3/29/20         609a
###-##-####     RAYMOND HOY               M       5/16/20         609a
###-##-####     R    GUSTAFSON            M        7/3/17         609a
###-##-####     P    BROOKS               F        2/6/16         609a
###-##-####     NELL  SCHWARZ             F        6/3/15         609a
###-##-####     STEWART S FRITTS          M       5/26/11         609a
###-##-####     HENRY  MARTINEZ           M      10/16/20         609a
###-##-####     HENRY  MCCRAY             M      10/24/25         609a
###-##-####     HOMER  SHICK              M       1/18/11         609a
###-##-####     HARRY  KEMERY             M       4/22/22         609a
###-##-####     JAMES M CHRISTY           M       1/31/05         609a
###-##-####     CLARENCE ESPANGLER        M       1/14/10         609a
###-##-####     T   KIDD                  M       11/1/14         609a
###-##-####     NORMAN H ROTH             M       10/1/01         609a
###-##-####     NORMAN H ROTH             M      10/27/01         609a
###-##-####     JOHN C. KAVCAK            M       5/25/14         609a
###-##-####     J   DROSNOCK              M       3/22/15         609a
###-##-####     HERMAN FISCHL             M       6/23/13         609a
###-##-####     ELWOOD STOFFLET           M       8/25/18         609a
###-##-####     JOHN  KOWALCHUK           M       1/18/16         609a
###-##-####     ORLANDO SCARAMUCCI        M       5/23/23         609a
###-##-####     WILLIAM M RUTT            M       9/23/19         609a
###-##-####     FRANK  CZUBEK             M       12/3/16         609a
###-##-####     R   BREINIG               M      12/22/19         609a
###-##-####     F   BEADELL               M        6/9/19         609a

                    Page 14                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     OCIE  JACKSON             M        4/2/21         609a
###-##-####     S    GERA                 M       3/11/10         609a
###-##-####     HARVEY SAUNDERS           F      11/12/09         609a
###-##-####     JAMES  SANDERS            M       1/21/23         609a
###-##-####     CHARLES E ROBERTS         M      10/13/21         609a
###-##-####     RUDOLPH MANOR             M      11/20/23         609a
###-##-####     MARGIE SPICER             F       12/7/23         609a
###-##-####     WALTER C JOYNES           M      10/13/09         609a
###-##-####     CLYDE C WATERFIELD        M       1/14/04         609a
###-##-####     R    GOODMAN              M       2/17/17         609a
###-##-####     ALFRED C. HOWELL          M       4/27/26         609a
###-##-####     ROBERT E JOHNSTON         M       9/15/07         609a
###-##-####     ALEXANDER MYERS           M       8/13/16         609a
###-##-####     MARVIN SIMMONS            M       6/11/21         609a
###-##-####     WILLIAM CHIPLEY           M        7/2/20         609a
###-##-####     E    BABCOCK              M       9/30/13         609a
###-##-####     R    BARGAMIN             M       8/23/11         609a
###-##-####     WILLIE A STAYLOR          M       2/11/07         609a
###-##-####     E    GOURLEY              M       8/30/14         609a
###-##-####     L    GRAY                 M       4/17/23         609a
###-##-####     THELMA FORD               F       8/28/14         609a
###-##-####     WILLIAM WEBSTER           M        8/3/18         609a
###-##-####     MURIEL FRIDLEY            M       1/13/18         609a
###-##-####     J    BELOTE               M        4/1/13         609a
###-##-####     JESSIE SNYDER             F      12/16/06         609a
###-##-####     EARL  GRAY                M      10/13/13         609a
###-##-####     L    HARPER               M       7/19/29         609a
###-##-####     RICHARD B.THOMPSON        M       9/18/20         609a
###-##-####     G    HARRELL              M        9/1/14         609a
###-##-####     H    HOFHEIMER            M      12/28/06         609a
###-##-####     JOSEPH B SADLER           M      11/29/19         609a
###-##-####     JOSEPH EICHER             M       7/15/11         609a
###-##-####     H    DOBBS                M       8/17/24         609a
###-##-####     JAMES A CADDY             M        2/9/12         609a
###-##-####     DAVID F SCARBOROUGH       M        8/9/13         609a
###-##-####     CAROLYN ELLICOTT          F      10/14/17         609a
###-##-####     DAVID  CORLEY             M       3/23/16         609a
###-##-####     ALBERT CHANDLER           M       6/23/17         609a
###-##-####     V   BLACKWELL             F        1/1/17         609a
###-##-####     NELLIE SHARPE             F        4/4/18         609a
###-##-####     W    DAVIS                M      10/22/20         609a
###-##-####     LESTER J RAWLS            M       3/15/10         609a
###-##-####     O    GRAHAM               M      10/15/16         609a
###-##-####     G    GORE                 M       8/22/23         609a

                     Page 15                                 1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     GEORGE CATES              M      12/21/16         609a
###-##-####     C   BERRY                 M       7/28/18         609a
###-##-####     FRANCIS E MCMILLAN        M       6/29/15         609a
###-##-####     CURTIS PIPPINS            M       9/24/24         609a
###-##-####     MADELINE DANTON           F        7/1/36         609a
###-##-####     VERNON FOSTER             M       9/29/17         609a
###-##-####     CHARLES ROGERS            M       10/4/17         609a
###-##-####     LESTER VONTRESS           M       4/22/13         609a
###-##-####     KATHLEEN PERRY            F       3/19/25         609a
###-##-####     MARY LOU ETTER            F       8/26/17         609a
###-##-####     JOHN  KNIGHT              M        8/2/07         609a
###-##-####     LOUIS  WALBRING           M      10/14/21         609a
###-##-####     RICHARD HOLMQUIST         M       12/3/15         609a
###-##-####     I   PATTERSON             F       1/24/00         609a
###-##-####     LEWIS E DAVIS             M      12/30/24         609a
###-##-####     JOHN L FREEMAN            M       12/8/25         609a
###-##-####     ENID M JOHNSON            F       3/18/35         609a
###-##-####     JOHN  KRINGEL             M       10/1/13         609a
###-##-####     I   DENNY                 F       6/26/12         609a
###-##-####     ROBERT L. MILLER          M       5/27/19         609a
###-##-####     PAUL E CRABTREE           M       1/20/17         609a
###-##-####     JOSEPH SZABO              M      12/14/19         609a
###-##-####     EVERETT HUYETT            M      10/11/19         609a
###-##-####     JAMES E. FOSTER           M       3/29/20         609a
###-##-####     EARL  SWARTZ              M       9/23/18         609a
###-##-####     CLAIBORNE VAN ZANDT       M       7/15/05         609a
###-##-####     L   ENGSTROM              M       9/30/14         609a
###-##-####     DOROTHY FABER             F       9/12/19         609a
###-##-####     RALPH  CERVENY            M       7/19/10         609a
###-##-####     A   ALLEN                 M       2/18/14         609a
###-##-####     W   BAILEY                M       4/20/14         609a
###-##-####     ELMER  PORTER             M       8/28/18         609a
###-##-####     O   DANIELS               M       5/12/14         609a
###-##-####     IRA F. HOWARD             M        4/5/09         609a
###-##-####     CLYDE L. GURLEY           M       8/31/16         609a
###-##-####     FRANK  MILSTEAD           M       8/24/08         609a
###-##-####     JAMES R WALLACE           M        2/5/25         609a
###-##-####     J   DARLEY                M       1/31/28         609a
###-##-####     E   HAND                  M       6/29/25         609a
###-##-####     SEABORN D COLLINS         M       6/26/09         609a
###-##-####     JAMES  RUSSELL            M       7/15/19         609a
###-##-####     LOUIS  WILLIAMs           M       7/10/22         609a
###-##-####     LAWRENCE SISK             M        2/5/17         609a
###-##-####     PAUL E SAWYER             M      10/30/13         609a

                    Page 16                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     E   CUMMINGS              M       7/28/19         609a
###-##-####     EULA M. GRAY              F       1/30/08         609a
###-##-####     EDGAR L STINE             M      10/17/12         609a
###-##-####     BEVERLY FORBES            F       1/25/18         609a
###-##-####     CY   BRUNNER              M       5/14/17         609a
###-##-####     JOHN C. LlPPMIN           M       8/11/17         609a
###-##-####     MARION LACOUR             M       5/27/24         609a
###-##-####     J   CROCKETT              M       8/14/12         609a
###-##-####     CEDRIC RICHE              M        9/8/21         609a
###-##-####     E   DELANEY               M       6/10/25         609a
###-##-####     P   NEWELL                M      12/26/13         609a
###-##-####     ALBERT C JONES            M        3/6/21         609a
###-##-####     GILMER ENGLEHARDT         M        9/1/12         609a
###-##-####     MAJORIE COCHRAN           F       9/27/16         609a
###-##-####     GORDON LAPORTE            M        7/6/21         609a
###-##-####     JAMES L JENKINS JR        M      11/14/26         609a
###-##-####     LUTHER LEWIS              M      12/25/27         609a
###-##-####     B    HARTHCOCK            M      11/24/14         609a
###-##-####     FRANK  DALTON             M        7/1/20         609a
###-##-####     L   BELCHER               M       8/22/18         609a
###-##-####     JOHN L. MARLIN            M       7/23/22         609a
###-##-####     ORVILLE TODD              M       12/2/20         609a
###-##-####     P   HOFFMAN               M       8/22/05         609a
###-##-####     W   HURST                 M       11/7/18         609a
###-##-####     A. GEORGE BIGGS           M      11/14/14         609a
###-##-####     A   BIETENDORF            M       4/13/08         609a
###-##-####     B    CRABTREE             M      12/16/10         609a
###-##-####     OLLIE  STAGGS             M       7/30/06         609a
###-##-####     JERRY  JONES              M        4/8/22         609a
###-##-####     DANIEL WEBER              M       2/11/24         609a
###-##-####     HAROLD J. HOWELL          M        5/3/10         609a
###-##-####     LEWIS E CARTER            M       9/21/17         609a
###-##-####     CECIL J. NUNNELLY         M       5/14/21         609a
###-##-####     THOMAS KRAL               M       8/19/09         609a
###-##-####     G   HENRY                 F       2/15/08         609a
###-##-####     ARTHUR MEYERS             M       1/30/06         609a
###-##-####     ODDIE  WILLIAMS           M       4/29/15         609a
###-##-####     WILLIAM RUDD              M      10/17/20         609a
###-##-####     GILLIS DRAKE              M        9/9/23         609a
###-##-####     J   HERRINGTON            M       4/23/15         609a
###-##-####     EUGENE HORD               M       11/2/11         609a
###-##-####     AGNES  FATHEREE           M        4/8/18         609a
###-##-####     ALBERT G JONES            M       4/24/13         609a
###-##-####     ERNESTINE STONE           F        6/8/11         609a

                    Page 17                                 1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     RUSSELL CASHION           M        1/9/18          609a
###-##-####     C    BERTSCH              M        7/3/32          609a
###-##-####     JOEL G WHITSON            M       7/20/37          609a
###-##-####     THOMAS EATON              M      10/23/12          609a
###-##-####     H    GAJESKE              M      11/26/16          609a
###-##-####     JASPER MAYWALD            M       9/12/21          609a
###-##-####     BURNICE SANDERS           M       6/19/30          609a
###-##-####     ALVIE  WARD               M        8/1/16          609a
###-##-####     S    BEARD                M       4/15/14          609a
###-##-####     MARY M LYNN               M       9/26/11          609a
###-##-####     ELMER  HILLIN             M       7/10/19          609a
###-##-####     G    BREEDEN              M        3/5/20          609a
###-##-####     ALTON  HARRELL            M        1/1/33          609a
###-##-####     WALTER J TUCKER           M       11/6/13          609a
###-##-####     MILDRED I ABLES           F       11/3/19          609a
###-##-####     RAYE  LADD                M        9/1/22          609a
###-##-####     CLYDE  RADNEY             M      11/13/02          609a
###-##-####     IRVIN S COOK              M       9/17/08          609a
###-##-####     LLOYD E ARNOLD            M       3/10/07          609a
###-##-####     LUCIUS TAYLOR             M      12/31/17          609a
###-##-####     EUNICE L JOHANSEN         F        6/1/18          609a
###-##-####     ROY H  PETERSON           M       2/24/16          609a
###-##-####     JOHN A. HEILLMAN          M        4/6/15          609a
###-##-####     MARY  MUTOLO              F       2/29/16          609a
###-##-####     JOSEPH HELMS              M       2/22/10          609a
###-##-####     CATHRYN POTTER            F       11/6/21          609a
###-##-####     WILFRED MITCHELL          M        6/8/15          609a
###-##-####     WILLIAM A TINBERG         M        9/8/04          609a
###-##-####     CARL  WASSON              M        2/2/22          609a
###-##-####     LAWRENCE KSLOAN           M       1/31/21          609a
###-##-####     F   BUNDY                 M       8/22/15          609a
###-##-####     RICHARD J HUFF            M       12/7/20          609a
###-##-####     WILBUR YOUNG              M       12/5/17          609a
###-##-####     KENNETH STOTLER           M       6/14/07          609a
###-##-####     JOHN  LIVIE               M       10/7/06          609a
###-##-####     L   FULLER                M       2/16/16          609a
###-##-####     MARGARET WILEN            F        2/9/05          609a
###-##-####     RALPH  ROBEY              M        8/6/10          609a
###-##-####     VANCE S TJOSSEM           M       7/31/04          609a
###-##-####     MARION R WOGLUM           F      10/12/11          609a
###-##-####     PHYLLIS HANEL             F       2/15/05          609a
###-##-####     NOBLE  PETERSON           M       3/24/98          609a
###-##-####     MAGNUS MILLER             M       5/10/13          609a
###-##-####     BERNICE HAGAN             F       3/31/18          609a

                    Page 18                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     ROBERT TAYLOR             M       12/7/20         609a
###-##-####     G    DALE                 M       7/20/07         609a
###-##-####     MARION UELAND             M        1/1/15         609a
###-##-####     MABEL  ONKELS             F       7/18/07         609a
###-##-####     L   KAIVO                 M        4/2/13         609a
###-##-####     NEAL  CHEETHAM            M        3/4/10         609a
###-##-####     F   MRZLIKAR              M       4/30/16         609a
###-##-####     FORREST C.HOOD            M      10/19/13         609a
###-##-####     DALE  DENNY               M      11/14/16         609a
###-##-####     THOMAS STOKES             M        4/1/21         609a
###-##-####     W   BONA                  M       3/16/21         609a
###-##-####     GEORGE T. BIGGS           M       3/22/23         609a
###-##-####     ROSS  FARR                M       5/20/24         609a
###-##-####     H    CASSIDY              M      11/14/11         609a
###-##-####     RAY P  JOHNSON            M        4/1/14         609a
###-##-####     BYRON  HEMPHILL           M       6/21/14         609a
###-##-####     ROBERT F KOHEN            M        3/3/19         609a
###-##-####     ROBERT KAUFMAN            M      10/21/10         609a
###-##-####     RENO  CAIRO               M       6/23/12         609a
###-##-####     CHARLES E DAWE            M       1/18/21         609a
###-##-####     SING TSZE YUE             M       9/15/10         609a
###-##-####     A    GAZZANO              F      10/23/08         609a
###-##-####     HORACE STREET             M       11/3/12         609a
###-##-####     MARIE  SNEDDEN            F       3/12/21         609a
###-##-####     D    BURNS                F       3/18/29         609a
###-##-####     BEATRICE WEAVER           F       5/19/23         609a
###-##-####     THOMAS SMART              M       11/8/09         609a
###-##-####     MANUEL NETTO              M       5/15/15         609a
###-##-####     PAUL  ANKENY              M        5/1/17         609a
###-##-####     EDITH  MICHEL             F        4/7/14         609a
###-##-####     LENA  NATOLE              F       8/28/12         609a
###-##-####     H   BEARD                 M       3/20/14         609a
###-##-####     J   PEARSON               M        6/4/14         609a
###-##-####     RUTH G BAUMAN             F       9/10/11         609a
###-##-####     WILBUR MACDONALD          M        6/8/07         609a
###-##-####     LOUIS  MARANTA            M       5/30/12         609a
###-##-####     EDWARD HOWARD             M       11/2/14         609a
###-##-####     NANCY  MARTINEZ           F        7/1/21         609a
###-##-####     E    MOORE                F        6/5/18         609a
###-##-####     H   MITCHELL              M      11/30/10         609a
###-##-####     ALASTAIR GARDINER         M        3/1/17         609a
###-##-####     AGNES F BIRKELAND         F      12/16/14         609a
###-##-####     NANCY  ISRAEL             F       4/21/53         609a
###-##-####     CLAIRE CALDERA            F      11/19/16         609a

                    Page 19                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     L    GROSS                M        3/30/13        609a
###-##-####     RICHARD NOLTE             M        1/16/18        609a
###-##-####     GARY P. MINOR             M        5/19/07        609a
###-##-####     VIRGINA MARTELANZ         F        11/8/12        609a
###-##-####     FRANCIS W NEVIS           M         7/6/11        609a
###-##-####     E   BERNARD               M         2/1/18        609a
###-##-####     L    PAULSON              F         9/9/30        609a
###-##-####     JOHN  WADDILL             M        8/21/21        609a
###-##-####     MORRIS L WILLIAMS         M       12/22/13        609a
###-##-####     DONALD B PIPER            M        1/23/17        609a
###-##-####     SHIGERO NAKANO            M        3/21/14        609a
###-##-####     JOHN R PROCTOR            M        9/18/28        609a
###-##-####     W   FORD                  M       12/10/08        609a
###-##-####     H    LUCKIE               M        1/26/20        609a
###-##-####     JOHN B. OLIVER            M        4/19/08        609a
###-##-####     HELEN J PRICE             F         3/3/15        609a
###-##-####     ROBERT REPASS             M       10/22/24        609a
###-##-####     J    DAVIES               M       10/19/23        609a
###-##-####     OVILA A ROY               M       12/10/18        609b
###-##-####     EDWARD MAJEWSKI           M        7/30/21        609b
###-##-####     DONALD HALSTED            M        2/27/27        609b
###-##-####     LESTER FISH               M         3/8/20        609b
###-##-####     THOMAS S MCFADDEN         M       12/19/19        609b
###-##-####     SAM   DONOFRIO            M         3/2/21        609b
###-##-####     WILLIAM PFLEEGER          M         5/1/21        609b
###-##-####     ORTWIN MEYER              M        3/16/24        609b
###-##-####     STEVE  LAMPMAN            M        8/12/21        609b
###-##-####     ANTHONY J RENO            M         7/9/18        609b
###-##-####     ALEXANDER PERRY JR        M         4/1/21        609b
###-##-####     HOWARD J. EBERT           M         9/7/21        609b
###-##-####     HEINARD LIIK              M        7/20/21        609b
###-##-####     EDWARD QUIST              M        10/3/20        609b
###-##-####     W   BRANAGAN              M        1/11/19        609b
###-##-####     JOE A  ROSNER             M         3/4/22        609b
###-##-####     ARNOLD F TRAUPMAN         M        3/29/18        609b
###-##-####     CLINTON S OTTINGER        M        8/21/21        609b
###-##-####     LOUIS G WALDEN            M        10/3/30        609b
###-##-####     W    BOYER                M        5/13/18        609b
###-##-####     DALE  KLIPPLE             M       11/20/33        609b
###-##-####     MORRELL B SHORTER         M         3/8/19        609b
###-##-####     JAKE  STOGSDILL           M       11/15/21        609b
###-##-####     WILLIAM L PEERY           M        1/14/22        609b
###-##-####     PALMER ROBBINS            M       12/24/21        609b
###-##-####     G    BOYKIN               M       11/12/21        609b

                    Page 20                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     J   BLAND                 M       3/16/24         609b
###-##-####     VICTOR M WEST             M        2/5/34         609b
###-##-####     J    GRADY                F      11/13/19         609b
###-##-####     JAMES MITCHELL            M        5/1/34         609b
###-##-####     R   PARHAM                M      10/31/33         609b
###-##-####     REUBEN KRONSTADT          M       12/1/18         609b
###-##-####     EARL T WILLIAMS           M        5/7/28         609b
###-##-####     BETTY L PETERS            F        2/5/25         609b
###-##-####     JOSEPH H BOLL             M       10/6/21         609b
###-##-####     GLENFORD H LESLIE         M        5/4/26         609b
###-##-####     GEORGE EMERICK            M       9/12/32         609b
###-##-####     M    BALZARINI            F       7/28/21         609b
###-##-####     JOHN M COOK               M        7/9/15         609b
###-##-####     RAYMOND J. HERMES         M       1/17/23         609b
###-##-####     WALTER FASSLER            M       9/19/22         609b
###-##-####     THEODORE MAVES            M       5/28/29         609b
###-##-####     RICHARD A SKERRITT        M       9/20/22         609b
###-##-####     VIRGINIA D COLLINS        F       11/7/20         609b
###-##-####     CORNELIA WILKINSON        F      12/29/21         609b
###-##-####     HERBERT WEBB              M        2/8/30         609b
###-##-####     CLAIRE SPANGLER           M       9/10/34         609b
###-##-####     JOSEPH T MCDONNELL        M       6/10/17         609b
###-##-####     RAYMOND P NELSON          M        3/9/27         609b
###-##-####     MARY B. MERRITT           F       2/27/17         609b
###-##-####     VIRDIE LITTLEJOHN         M       6/11/25         609b
###-##-####     A    HERRIN               M       4/29/28         609b
###-##-####     A    HAMILTON             M        8/1/21         609b
###-##-####     LONDREW BROCK             M       1/10/20         609b
###-##-####     F    GAMBRELL             F      11/25/20         609b
###-##-####     FRANCIS M EUBANKS         M       2/22/21         609b
###-##-####     MAJORY M ELLIS            F       9/19/21         609b
###-##-####     S    HUGHES               M      10/28/25         609b
###-##-####     ALTON  HUELSEBUSCH        M        6/8/27         609b
###-##-####     FLOYD M LEACH             M       4/14/22         609b
###-##-####     GERALD ALLISON            M        1/5/23         609b
###-##-####     ULMER R. HEWETT           M       8/27/25         609b
###-##-####     CLAYTON NESS              M       6/14/21         609b
###-##-####     JOSEPH GOCKEL             M      12/16/24         609b
###-##-####     DOROTHY LAMB              F        1/4/33         609b
###-##-####     ROBERT L. HUNZE           M       1/20/19         609b
###-##-####     ROBERT EMMER              M      12/31/21         609b
###-##-####     ORDHA L. KIBLER           F       4/11/22         609b
###-##-####     D    DESMARTEAU           M       1/17/21         609b
###-##-####     WILLIAM S THOMAS          M       4/12/21         609b

                    Page 21                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     DONALD HOWE               M       5/21/20         609b
###-##-####     G    VOLLEN               M       7/19/08         609b
###-##-####     JOSEPH T COAN             M       8/27/21         609b
###-##-####     RICHARD L WOODS           M        2/1/19         609b
###-##-####     HENNING H SORENSEN        M       6/26/23         609b
###-##-####     GERALD BAKER              M      11/10/22         609b
###-##-####     NELLIE E. FRANK           F       10/1/19         609b
###-##-####     R    COLELLA              M        7/6/26         609b
###-##-####     W    CUNNINGHAM           M       2/28/23         609b
###-##-####     HARVEY G RICHARDSON       M       7/30/28         609b
###-##-####     KATHLEEN HONIGBAUM        F       12/7/22         609b
###-##-####     MORRIS ELSNAB             M        8/9/21         609b
###-##-####     JOHN  OBERG               M       6/16/28         609b
###-##-####     VIRGINIA HAAS             F        2/2/24         609b
###-##-####     PATRICK L BUNDS           M        2/1/33         609b
###-##-####     KAY K. KIYOHIRO           F      12/14/18         609b
###-##-####     CURTIS F PLANK            M       7/22/10         815a
###-##-####     FRANCIS L SMITH           F      11/17/10         815a
###-##-####     HENRY  ULRICH             M       12/1/16         815a
###-##-####     ROBERT A WILLIAMS         M       9/16/22         815a
###-##-####     GERTRUDE BOBLOWSKI        F      10/22/22         815a
###-##-####     JOHN  ENGELIN             M       7/21/15         815a
###-##-####     ALBERT WAGNER             M      11/12/09         815a
###-##-####     LEWIS E WINGERT           M       3/28/16         815a
###-##-####     EUGENE P SNYDER           M       10/6/19         815a
###-##-####     HENRY J. HAFFNER          M       7/25/17         815a
###-##-####     HERBERT L. MCCLINTOCK     M       8/29/08         815a
###-##-####     BENJAMIN B COOPER         M       6/29/13         815a
###-##-####     GILBERT A PLUME           M      11/11/17         815a
###-##-####     WOODROW D POOLE           M        7/1/15         815a
###-##-####     OWEN L WIDDOWS            M      11/28/11         815a
###-##-####     ALFRED R POOLE            M      12/10/18         815a
###-##-####     MARGARET FILIPOVITZ       F       1/30/11         815a
###-##-####     C    DONAHUE              M       11/9/15         815a
###-##-####     CHARLES F. KAUFFMAN       M      11/15/25         815a
###-##-####     EMMETT L. LYTTON          M        9/9/09         815a
###-##-####     EDWIN  NOLAND             M       2/15/16         815a
###-##-####     C    HAWKINS              M       4/29/00         815a
###-##-####     HANCEL C. KING            M       3/28/11         815a
###-##-####     WILLIS FRANKLIN           M      11/30/12         815a
###-##-####     MARY JO JONES             F       3/26/15         815a
###-##-####     MARSHALL SHETTER          M       5/20/23         815a
###-##-####     ROBERT M JACOBS           M        1/9/19         815a
###-##-####     R    MARKEL               M        3/1/25         815a

                    Page 22                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####    WALTER J WARTALSKI         M       3/17/08         815a
###-##-####    LORETTA ANDERSON           F       6/25/08         815a
###-##-####    LOREN  BUTTON              M       3/30/15         815a
###-##-####    HENRY  AUER                M       6/13/15         815a
###-##-####    WALTER ZIBAS               M       11/2/12         815a
###-##-####    WALTER F WALIGORD          M      10/27/13         815a
###-##-####    JOYCE  SMITH               F       5/21/14         815a
###-##-####    PAUL E DUNCAN              M       11/7/10         815a
###-##-####    LEONARD JOHNSON            M        9/3/15         815a
###-##-####    RICHARD M DRATHS           M      10/13/21         815a
###-##-####    MARIE F BREEN              F       7/20/06         815a
###-##-####    ROBERT A THOMPSON          M       8/22/14         815a
###-##-####    EMILY I STRONACH           F       7/30/18         815a
###-##-####    EDWARD E STORMER           M       5/19/12         815a
###-##-####    ELMER L PAULS              M       4/25/10         815a
###-##-####    WALTER SCOTT               M       7/17/22         815a
###-##-####    STEPHEN C. KERNAN          M       8/17/18         815a
###-##-####    LOUIS R FORBRICH           M       6/11/09         815a
###-##-####    LUCILLE SIPIORA            F       2/14/20         815a
###-##-####    J    GISLASON              M       3/28/16         815a
###-##-####    G    MELBY                 M       1/25/06         815a
###-##-####    CHARLES PAINE              M        6/6/14         815a
###-##-####    SARGI  JEREB               M       2/17/14         815a
###-##-####    JOSEPH J BUKOVIC           M       5/16/13         815a
###-##-####    M    BARTZ                 M        2/9/17         815a
###-##-####    M    CUMMINGS              F       2/13/12         815a
###-##-####    DALE A PHILLIPS            M      10/16/22         815a
###-##-####    ROBERT MORRISON            M       1/21/20         815a
###-##-####    ROY J. HUBERT              M       3/20/09         815a
###-##-####    JAMES H. HAWKINS           M       3/15/14         815a
###-##-####    HERMAN FLOYD               M      11/10/16         815a
###-##-####    EMMETT E WISEMAN           M       8/15/15         815a
###-##-####    FATE R. LETT               M       5/13/13         815a
###-##-####    FRANK B FOSTER             M       2/27/26         815a
###-##-####    CHARLES SYLER              M      12/24/18         815a
###-##-####    WILLIAM P. HUGGINS         M        8/7/14         815a
###-##-####    LUCIE R ARNOLD             M      11/26/06         815a
###-##-####    E    GRANT                 M        6/8/23         815a
###-##-####    VAUGHN A WILLIAMS          M       2/16/23         815a
###-##-####    BURTON A JONES             M       10/4/15         815a
###-##-####    J    MOODY                 M       9/14/20         815a
###-##-####    H    HANSEN                M      11/10/16         815a
###-##-####    LOUIS B PAZZI              M       6/19/19         815a
###-##-####    ALEX V WOLFF               M       6/10/13         815a

                    Page 23                                  1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     ALICE M CRITZ             M      10/27/07         815a
###-##-####     WILLIAM J PENLY           M       4/15/13         815a
###-##-####     BYRON F WEBB              M       2/28/28         815a
###-##-####     AUGUST EILBERT            M        5/8/12         815a
###-##-####     MERLE E PEPPERS           M      12/21/14         815a
###-##-####     KEITH C ALBERTSON         M       8/22/08         815a
###-##-####     GERALD M MELTON           M        2/1/19         815a
###-##-####     EUGENE A. KEMP            M       8/15/17         815a
###-##-####     JAMES P MCCONVILLE        M       6/10/14         815a
###-##-####     JAMES C. GRIFFIN          M       7/15/11         815a
###-##-####     GLENDON FOSTER            M       9/25/14         815a
###-##-####     JESSIE J TODD             M       3/27/13         815a
###-##-####     WILLIAM M. LEWIS          M        3/6/06         815a
###-##-####     ANDERSON L. HAYDEN        M       2/14/13         815a
###-##-####     J    DAY                  M       2/18/12         815a
###-##-####     JAMES E. HASTINGS         M       1/25/20         815a
###-##-####     ALBERT C. MAEVERS         M        3/4/04         815a
###-##-####     JOHN  TARR                M       9/12/10         815a
###-##-####     HAROLD B CLARK            M        2/3/18         815a
###-##-####     CHARLES E SAVER           M      11/19/14         815a
###-##-####     ANTON  HEURING            M        7/7/09         815a
###-##-####     ZENITH WAREING            M        4/1/08         815a
###-##-####     JOHN E MADDEN             M        3/4/21         815a
###-##-####     ELMER J LORMAN            M       3/24/12         815a
###-##-####     HERMAN A SOMMERFIELD      M       4/24/11         815a
###-##-####     JOSEPH ROSSI              M        4/7/16         815a
###-##-####     ATTILIO STRAPPONI         M        7/5/18         815a
###-##-####     GRAYDON P REYNOLDS        M      11/25/15         815b
###-##-####     MICHAEL FRANTANGELO       M      11/24/15         815b
###-##-####     PAUL E HUFFER             M       12/9/09         815b
###-##-####     ARIAN A CAMPANELLA        M       5/28/21         815b
###-##-####     LEONA  SEELY              F      12/20/23         815b
###-##-####     REGINALD HOLLADAY         M       11/6/19         815b
###-##-####     ROBERT B WHITE            M        3/1/26         815b
###-##-####     RALPH R UPTON             M       1/23/24         815b
###-##-####     ROY E  CAGLE              M       4/10/36         815b
###-##-####     L   DEAN                  F        4/7/23         815b
###-##-####     HELEN A. HURT             F       1/22/26         815b
###-##-####     DENVER J BURNS            M       9/10/21         815b
###-##-####     DAVID  LEWIS              M       2/10/16         815b
###-##-####     L    VROMAN               M       7/29/07         815b
###-##-####     WILLIAM GREATHOUSE        M        1/8/20         815b
###-##-####     ROBERT H SHAUGHNESSY      M      12/14/31         815b
###-##-####     ROBERT H THOMAS           M       3/24/20         815b

                   Page 24                                   1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####    JOHN A. MORRIS             M        6/16/18        815b
###-##-####    BERNARD C CLIPPARD         M       10/22/23        815b
###-##-####    ELLIS A PEARSON            M        7/20/16        815b
###-##-####    FLOYD  HARTMAN             M         2/8/26        815b
###-##-####    M   MOON                   F        5/24/19        815b
###-##-####    B   FLOYD                  F         3/4/20        815b
###-##-####    WALLACE A WILLIAMS         M         8/1/27        815b
###-##-####    EARL B WATKINS             M         9/1/27        815b
###-##-####    D   OVERBY                 M       10/31/25        815b
###-##-####    RODNEY O PERKINS           M        4/28/25        815b
###-##-####    VAN M  RENFROE             M        12/2/28        815b
###-##-####    WILLIAM H BRADLEY          M         9/4/26        815b
###-##-####    J   MASHBURN               M         1/1/28        815b
###-##-####    WILLIAM E. NORTON          M        6/30/13        815b
###-##-####    LOUIS J BRAUN              M        2/28/25        815b
###-##-####    L   ROWLETT                M       10/24/21        815b
###-##-####    WILLIAM F STONE            M         4/1/20        815b
###-##-####    HENRY L RESTARICK          M        5/11/19        815b
###-##-####    W    WALLACE               M        5/22/40        800
###-##-####    S   ANGELO                 M        7/18/36        800
###-##-####    JAMES  NEELY               M         9/8/29        800
###-##-####    ELIOT  BARTHOLOMEW         M         3/4/03        161
###-##-####    T   SMITH                  M        5/11/09        161
###-##-####    G   SMITH                  M        8/31/05        161
###-##-####    E   SPIES                  F        1/28/08        161
###-##-####    ANTHONY BOVA               M        6/30/04        161
###-##-####    R   KELLY                  M         8/7/98        161
###-##-####    E   ROEHR                  F       11/16/99        161
###-##-####    C   BARRY                  M       10/30/05        161
###-##-####    A   WHITE                  M       11/12/07        161
###-##-####    M   TURRONE                F         5/3/06        161
###-##-####    R   MIDDLEMAS              M         1/2/01        161
###-##-####    J   ASKEW                  M       12/22/06        161
###-##-####    J   RICHARDSON             F         4/6/09        161
###-##-####    R   STURDIVANT             M         5/6/06        161
###-##-####    S   FLOYD                  M         4/2/04        161
###-##-####    W   MILLER                 M       12/14/10        161
###-##-####    E   SHINGLER               M         2/9/04        161
###-##-####    A   WINTER                 M        5/18/02        161
###-##-####    SUZANNE CAVOSIE            F         8/9/17        161
###-##-####    W   FOX                    M        8/26/00        161
###-##-####    A   SMITH                  M        5/10/96        161
###-##-####    J   LOUGHNEY               M       10/23/02        161
###-##-####    VERA A. MILLER             M        3/24/18        161

                    Page 25                                    1/3/94

            Lone Star Industries Inc.                              Exhibit 5
          Retiree Life and Medical Benefits
       Salaried Retirees as of January 1, 1993

Social Security                                    Date of
Number          Name                     Sex       Birth         Branch
- -------------   ------------------       ---       -------       ------

###-##-####     WILLIAM BRYANT            M        10/1/01         161
###-##-####     JOHN A WERNER             F        6/11/09         161
###-##-####     E    SMATHERS             F        5/26/02         161
###-##-####     R    JOHNSTON             M        6/25/13         161
###-##-####     BARBARA SWENSON           F        11/3/20         161
###-##-####     ARTHUR MCKIM              M         6/1/19         161
###-##-####     ZELDA  LUCHSINGER         F       12/29/05         161
###-##-####     HELEN  RALPH              F        2/13/14         161
###-##-####     JOHN F. FONTANELLA        M        9/14/11         161
###-##-####     J    DRISCOLL             M       12/21/97         161
###-##-####     R    MONI                 M         1/4/06         161
###-##-####     MARIO  GIANETTI           M         5/5/03         161
###-##-####     R    BUSH                 M         5/7/04         161
###-##-####     A    MASON                M        12/1/05         161
###-##-####     JACK  PRAEDER             M        11/6/17         161
###-##-####     F    NASH                 M        6/11/20         161
###-##-####     B    PONTI                M        8/11/15         161
###-##-####     MILDRED CASTRO            F       11/21/04         161
###-##-####     P    BURK                 M        12/4/18          16
###-##-####     CHARLES N. KIMURA         M        12/1/17          16
###-##-####     H    TANABE               M         4/1/20          16





                    Page 26                                 1/3/94